UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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GeoEye, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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GeoEye, Inc.
2325 Dulles Corner Boulevard
Herndon, Virginia 20171

April 29, 2011

Dear Stockholder:

You are cordially invited to attend our 2011 Annual Meeting of Stockholders. The Annual Meeting will be held at 2325 Dulles Corner Boulevard, Herndon, Virginia 20171, on Thursday, June 2, 2011, at 9:00 a.m. Eastern Daylight Time.

At the Annual Meeting, you will be asked to vote on each of the four proposals set forth in the Notice of Annual Meeting of Stockholders and the Proxy Statement, which describe the formal business to be conducted at the Annual Meeting and follow this letter.

It is important that your shares are represented and voted at the Annual Meeting regardless of the size of your holdings. Whether or not you plan to attend the Annual Meeting, please vote electronically via the Internet or by telephone, if permitted by the broker or other nominee that holds your shares. If you receive a paper copy of the proxy materials, please complete, sign, date and return the accompanying proxy card. Voting electronically, by telephone or by returning your proxy card in advance of the Annual Meeting does not deprive you of your right to attend the Annual Meeting.

If you, or your designated representative or proxy, plan to attend our Annual Meeting in person, please follow the advance registration instructions on the back of this Proxy Statement, which will expedite your admission to the Annual Meeting. Additional details regarding requirements for admission to the Annual Meeting are described in the Proxy Statement under the heading “How can I attend the Annual Meeting in person?”

If you have any questions concerning the Annual Meeting and you are the stockholder of record of your shares, please contact our Corporate Secretary at (703) 480-7500. If your shares are held by a broker or other nominee (that is, in “street name”), please contact the broker or other nominee for questions concerning the Annual Meeting. If you are the stockholder of record of your shares and have questions regarding your stock ownership, please contact The Bank of New York Mellon at (877) 295-8616.

On behalf of the Board of Directors, thank you for your continued support. We look forward to greeting as many of you as possible at the Annual Meeting.

LT. GENERAL JAMES A. ABRAHAMSON, USAF (RET.)
Chairman of the Board of Directors

GeoEye, Inc.
2325 Dulles Corner Boulevard
Herndon, Virginia 20171

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 2, 2011
Dear Stockholder:

The 2011 Annual Meeting of Stockholders of GeoEye, Inc. (“Company”) will be held at 2325 Dulles Corner Boulevard, Herndon, Virginia 20171, on Thursday, June 2, 2011, at 9:00 a.m. Eastern Daylight Time.

At the Annual Meeting, stockholders will be asked to:

1.	Elect nine directors to serve for a term of one year and until their successors are duly elected and qualified;

2.	Consider and vote upon a non-binding advisory vote on the compensation of the named executive officers of the Company (“Say on Pay”);

3.	Consider and vote upon a non-binding advisory vote on the frequency of the advisory vote on Say on Pay in future years;

4.	Consider and vote upon the ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for 2011; and

5.	Transact such other business as may properly come before the meeting or any adjournment(s) or postponement(s) thereof.

The Proxy Statement more fully describes these proposals.

The Board of Directors of the Company recommends that stockholders vote FOR the election of the Board of Directors nominees named in the Proxy Statement; FOR the approval, on an advisory basis, of the compensation of the named executive officers of the Company; FOR the approval, on an advisory basis, of an annual advisory vote on executive compensation; and FOR the ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for 2011.

Only stockholders of our common stock at the close of business on April 12, 2011, the record date, are entitled to notice of and to vote at the Annual Meeting and any adjournment(s) or postponement(s) thereof.

We will send a full set of proxy materials on or about May 4, 2011, and provide access to our proxy materials over the Internet, beginning on April 29, 2011, for the holders of record and beneficial owners of our common stock as of the close of business on the record date.

YOUR PROXY IS IMPORTANT TO US. Whether or not you plan to attend the Annual Meeting, please vote as soon as possible to ensure that your shares will be represented at the Annual Meeting.

By Order of the Board of Directors,

WILLIAM L. WARREN
Executive Vice President, General Counsel and
Corporate Secretary
April 29, 2011

i

GEOEYE, INC.
2325 Dulles Corner Boulevard
Herndon, Virginia 20171

PROXY STATEMENT
FOR ANNUAL MEETING OF STOCKHOLDERS
JUNE 2, 2011

We are providing you with this Proxy Statement in connection with the solicitation of proxies to be used at our 2011 Annual Meeting of Stockholders (“Annual Meeting”) of GeoEye, Inc. (“Company”). The Annual Meeting will be held at 2325 Dulles Corner Boulevard, Herndon, Virginia 20171, on Thursday, June 2, 2011, at 9:00 a.m. Eastern Daylight Time. This proxy statement contains important information regarding our Annual Meeting, the proposals on which you are being asked to vote, information you may find useful in determining how to vote and information about voting procedures. As used in this Proxy Statement, “we,” “us,” “our,” “GeoEye” or the “Company” refer to GeoEye, Inc., a Delaware corporation.

This solicitation is made by the Company on behalf of the Board of Directors of the Company (“Board”). Costs of this solicitation will be borne by the Company.

This Proxy Statement, the accompanying proxy card or voting instructions, and our Annual Report will be made available to our stockholders on or about April 29, 2011.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND THESE PROXY MATERIALS

When and where is the Annual Meeting?

The Annual Meeting will be held at 2325 Dulles Corner Boulevard, Herndon, Virginia 20171, on Thursday, June 2, 2011, at 9:00 a.m. Eastern Daylight Time.

What matters will be voted on at the Annual Meeting?

The following matters will be voted on at the Annual Meeting:

•	Proposal 1: Elect nine directors to serve for a term of one year and until their successors are duly elected and qualified;

•	Proposal 2: Consider and vote upon a non-binding advisory vote on the compensation of the named executive officers of the Company (“Say on Pay”);

•	Proposal 3: Consider and vote upon a non-binding advisory vote on the frequency of the advisory vote on Say on Pay in future years;

•	Proposal 4: Consider and vote upon the ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for 2011; and

•	Transact such other business as may properly come before the meeting or any adjournment(s) or postponement(s) thereof.

How does the Board of Directors recommend that I vote?

The Board recommends that you vote:

•	FOR Proposal 1, the election of the Board of Director nominees named in this Proxy Statement;

•	FOR Proposal 2, the approval, on an advisory basis, of the compensation of the named executive officers of the Company;

•	FOR Proposal 3, the approval, on an advisory basis, of an annual advisory vote on executive compensation;

•	FOR Proposal 4, the ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for 2011; and

•	In the discretion of the named proxies regarding any other matters properly presented for a vote at the Annual Meeting.

Who is entitled to vote at the Annual Meeting?

Holders of our common stock and shares of our preferred stock convertible into shares of common stock at the close of business on April 12, 2011, the record date, may vote at the Annual Meeting. We refer to the holders of our common stock and shares of our preferred stock convertible into shares of common stock as “stockholders” throughout this Proxy Statement. Each stockholder is entitled to one vote for each share of common stock held as of the record date.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Stockholders of Record. You are a stockholder of record if at the close of business on the record date your shares were registered directly in your name with BNY Mellon Shareowner Services, our transfer agent.

Beneficial Owner. You are a beneficial owner if at the close of business on the record date your shares were held by a brokerage firm or other nominee and not in your name. Being a beneficial owner means that, like most of our stockholders, your shares are held in “street name.” As the beneficial owner, you have the right to direct your broker or nominee how to vote your shares by following the voting instructions your broker or other nominee provides. If you do not provide your broker or nominee with instructions on how to vote your shares, your broker or nominee will be able to vote your shares with respect to some of the proposals, but not all. Please see “What if I did not specify how my shares are to be voted?” for additional information.

How can I attend the Annual Meeting in person?

If you are a stockholder of record at the close of business on the record date, you may attend the Annual Meeting in person. Individuals who are the beneficial owners of their common stock must bring with them to the Annual Meeting a legal proxy from the organization that holds their shares or a brokerage statement showing ownership of shares as of the close of business on the record date. Representatives of institutional stockholders must bring a legal proxy or other proof that they are representatives of a firm that held shares as of the close of business on the record date and are authorized to vote on behalf of the institution.

Anyone seeking admittance to the Annual Meeting who cannot prove ownership or representation as of the close of business on the record date may not be admitted. In addition, you must also bring with you a form of government-issued photo identification, such as a driver’s license, state-issued ID card or passport to gain entry to the Annual Meeting.

To expedite your admission to the Annual Meeting, please follow the advance registration instructions in the back of this Proxy Statement.

How do I vote and what are the voting deadlines?

Stockholders of Record. If you are a stockholder of record, there are several ways for you to vote your shares:

•
By Mail. You may submit your vote by completing, signing and dating each proxy card received and returning it in the prepaid envelope. Sign your name exactly as it appears on the proxy card. Proxy cards submitted by mail must be received no later than Wednesday, June 1, 2011, the day prior to the Annual Meeting, to be voted at the Annual Meeting.

•
By telephone or over the Internet. You may vote your shares by telephone or via the Internet by following the instructions provided on the proxy card or voting instructions. If you vote by telephone or via the Internet, you do not need to return a proxy card by mail. Internet and telephone voting are available 24 hours a day. Votes submitted by telephone or through the Internet must be received by 11:59 p.m. Eastern Daylight Time on Wednesday, June 1, 2011, the day prior to the Annual Meeting, to be counted.

•
In person at the Annual Meeting. You may vote your shares in person at the Annual Meeting. Even if you plan to attend the Annual Meeting in person, we recommend that you also submit your proxy card or voting instructions or vote by telephone or via the Internet by the applicable deadline so that your vote will be counted if you later decide not to attend the Annual Meeting.

Beneficial Owners. If you are a beneficial owner of your shares, you should have received voting instructions from the broker or other nominee holding your shares. You should follow the instructions on the proxy card or the voting instructions provided by your broker or nominee to instruct your broker or other nominee on how to vote your shares. The availability of telephone and Internet voting will depend on the voting process of the broker or nominee. Shares held beneficially may be voted in person at the Annual Meeting only if you obtain a legal proxy from the broker or nominee giving you the right to vote the shares.

Can I revoke or change my vote after I submit my proxy?

Stockholders of Record. If you are a stockholder of record, you may revoke your vote at any time before the final vote at the Annual Meeting by:

•	signing and returning a new proxy card with a later date;

•
submitting a later dated vote by telephone or via the Internet since only your latest telephone or Internet proxy received by 11:59 p.m. Eastern Daylight Time on June 1, 2011, the day prior to the Annual Meeting, will be counted;

•	attending the Annual Meeting in person and voting again; or

•	delivering a written revocation to our Corporate Secretary at GeoEye, Inc., 2325 Dulles Corner Boulevard, Herndon, Virginia 20171, before the Annual Meeting.

Beneficial Owners. If you are a beneficial owner of your shares, you must contact the broker or other nominee holding your shares and follow their instructions for changing your vote.

What will happen if I do not vote my shares?

Stockholders of Record. If you are the stockholder of record of your shares and you do not vote by proxy card, by telephone, via the Internet or in person at the Annual Meeting, your shares will not be voted at the Annual Meeting.

Beneficial Owners. If you are the beneficial owner of your shares, your broker or nominee may vote your shares only on those proposals on which it has discretion to vote. Under the applicable rules, your broker or nominee does not have discretion to vote your shares on non-routine matters such as Proposals 1, 2 and 3. However, your broker or nominee does have discretion to vote your shares on routine matters such as Proposal 4.

What if I do not specify how my shares are to be voted?

Stockholders of Record. If you are a stockholder of record and you submit a proxy, but you do not provide voting instructions, your shares will be voted:

•	FOR Proposal 1, the election of the Board of Director nominees named in this Proxy Statement;

•	FOR Proposal 2, the approval, on an advisory basis, of the compensation of the named executive officers of the Company;

•	FOR Proposal 3, the approval, on an advisory basis, of an annual advisory vote on executive compensation;

•	FOR Proposal 4, the ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for 2011; and

•	In the discretion of the named proxies regarding any other matters properly presented for a vote at the Annual Meeting.

Beneficial Owners. If you are a beneficial owner and you do not provide the broker or other nominee that holds your shares with voting instructions, the broker or other nominee will determine if it has the discretionary authority to vote on the particular matter. Under the applicable rules, brokers and other nominees have the discretion to vote on routine matters such as Proposal 4, but do not have discretion to vote on non-routine matters such as Proposals 1, 2 and 3. Therefore, if you do not provide voting instructions to your broker or other nominee, your broker or other nominee may only vote your shares on Proposal 4 and any other routine matters properly presented for a vote at the Annual Meeting.

What constitutes a quorum, and why is a quorum required?

We need a quorum of stockholders to hold our Annual Meeting. A quorum exists when at least a majority of the outstanding shares entitled to vote at the close of business on the record date is represented at the Annual Meeting either in person or by proxy. As of the close of business on April 12, 2011, the record date, we had 22,697,861 shares of common stock outstanding and entitled to vote at the Annual Meeting, and 80,000 shares of preferred stock convertible into 2,688,347 shares of common stock. This means that there will be 25,386,208 total shares of common stock outstanding and entitled to vote at the Annual Meeting. Accordingly, 12,693,105 shares of common stock must be represented in person or by proxy at the Annual Meeting to have a quorum.

Your shares will be counted towards the quorum if you submit a proxy or vote at the Annual Meeting. Abstentions and broker non-votes (as described below) will also count towards the quorum requirement. If there is no quorum, the Chairman of the Board may adjourn the Annual Meeting to another date and time.

What is the effect of a broker non-vote?

Brokers or other nominees who hold shares of our common stock for a beneficial owner have the discretion to vote on routine proposals when they have not received voting instructions from the beneficial owner at least ten days prior to the Annual Meeting. A broker non-vote occurs when a broker or other nominee does not receive voting instructions from the beneficial owner and does not have the discretion to direct the voting of the shares. Broker non-votes will be counted for purposes of calculating whether a quorum is present at the Annual Meeting, but will not be counted for purposes of determining the number of votes present in person or represented by proxy and entitled to vote with respect to a particular proposal. Thus, a broker non-vote will not affect our ability to obtain a quorum and will not otherwise affect the outcome of the vote on a proposal that requires the approval of a majority of the votes present in person or represented by proxy and entitled to vote (Proposals 1, 2, 3 and 4).

What is the vote required for each proposal?

Proposal	Vote Required	Broker Discretionary Voting Allowed
Proposal 1 – Election of nine directors	Majority of the shares entitled to vote and present in person or represented by proxy	No

Proposal 2 – Advisory vote on executive compensation	Majority of the shares entitled to vote and present in person or represented by proxy	No

Proposal 3 – Advisory vote on frequency of advisory vote on executive compensation
Majority of the shares entitled to vote and present in person or represented by proxy, but in the event that no option receives a majority of the shares entitled to vote and present in person or represented by proxy, the Board will consider the option that receives the most votes
No

Proposal 4 – Ratification of auditors for fiscal year 2011	Majority of the shares entitled to vote and present in person or represented by proxy	Yes

With respect to Proposals 2 and 4, you may vote FOR, AGAINST or ABSTAIN. If you ABSTAIN from voting on these two proposals, the abstention will have the same effect as an AGAINST vote.

With respect to Proposal 1, you may vote FOR all nominees, WITHHOLD your vote as to all nominees, or FOR all nominees except those specific nominees from whom you WITHHOLD your vote. Each nominee is required to receive more FOR votes in favor of re-election to the Board than votes cast as WITHHOLD.

With respect to Proposal 3, you may vote FOR Every Year, FOR Every Two Years, FOR Every Three Years, or ABSTAIN.

What happens if the Annual Meeting is adjourned or postponed?

Your proxy will still be effective and will be voted at the rescheduled Annual Meeting. You will still be able to change or revoke your proxy until it is voted.

Who is paying for the costs of this proxy solicitation?

We will bear the expense of soliciting proxies. Proxies may also be solicited in person, by telephone or electronically by Company personnel who will not receive additional compensation for such solicitation. Copies of proxy materials and the Annual Report will be supplied to brokers and other nominees for the purpose of soliciting proxies from beneficial owners, and we will reimburse such brokers or other nominees for their reasonable expenses.

How can I find the results of the Annual Meeting?

Preliminary results will be announced at the Annual Meeting. Final results will be posted on the Company’s Web site, http://www.geoeye.com, in its About Us/Investor Relations section under “2011 Annual Meeting” and will also be published in a current report on Form 8-K to be filed with the U.S. Securities and Exchange Commission (“SEC”) within four business days after the Annual Meeting. If the official results are not available at that time, we will provide preliminary voting results in the Form 8-K and will provide the final results in an amendment to the Form 8-K as soon as they become available.

May stockholders ask questions at the Annual Meeting?

Yes. Representatives of the Company will answer questions of general interest at the end of the Annual Meeting.

Can stockholders exercise dissenters’ rights of appraisal with respect to any proposal at the meeting?

Stockholders have no rights under Delaware law, the Company’s Certificate of Incorporation or the Company’s Bylaws to exercise dissenters’ rights of appraisal with respect to any of the matters to be voted upon at the Annual Meeting.

PROPOSAL 1 – ELECTION OF DIRECTORS

Our stockholders will be asked to consider nine nominees for election to our Board to serve for a one-year term until the 2012 Annual Meeting of Stockholders. The persons named as proxies in the accompanying form of proxy intend to vote in favor of the election of the nine nominees for director designated below to serve until the next annual meeting of stockholders and until their respective successors are duly elected and qualified. With the exception of Mr. Ballhaus, each of the nominees was elected by the stockholders at last year’s annual meeting. It is expected that each of these nominees will be able to serve, but if any such nominee is unable to serve, the proxies may vote for another person nominated by the Nominating and Governance Committee and approved by the Board. Mr. Ballhaus, listed below, is designated by the holders of our preferred stock for appointment to the Board.

Information Regarding Nominees (as of April 29, 2011)

Lt. General James Abrahamson, USAF (Ret) (Director) (Chairman of the Board)

Age 77, has been a member of the Board since April 1998 and has served as Chairman of the Board since November 2001. Lt. General Abrahamson also served as Chairman of the Nominating and Governance Committee from January 2005 through June 2008 and remains a member of that Committee. He also serves as a member of the Audit Committee and as an ex officio member of the Strategy Committee. In addition to his directorship at GeoEye, Lt. General Abrahamson serves as chairman and chief executive officer of StratCom, LLC and SkySpectrum LLC, privately held companies associated with the development of stratospheric airships for civil and military applications.  Lt. General Abrahamson is also the chairman of Global Relief Technologies, Inc., a privately held company dedicated to improving disaster management and recovery through the use of high technology.

Lt. General Abrahamson has significant private sector and government leadership experience, including having served as director of the Department of Defense’s Strategic Defense Initiative, as NASA associate administrator for Space Flight, as Oracle’s chairman of the board, and as the president of the Transportation Sector for Hughes Aircraft Company. He also has over 30 years of service in the U.S. Air Force, including as program manager for satellite programs and space programs. Lt. General Abrahamson’s unique insight into the space industry, extensive government experience and leadership positions in the military and the private sector provide him with a unique perspective, which he brings to our Board.

Public Directorships:  Lt. General Abrahamson serves as the vice chairman of MSGI, Inc. since July 2010.

Joseph M. Ahearn (Director)

Age 56, has been a member of the Board since December 2003, has served as Chairman of the Audit Committee from January 2004 to June 2008 and remains a member of the Audit Committee. He also has served as a member of the Compensation Committee since April 2006. Mr. Ahearn has served as chairman and chief executive officer of Faneuil, Inc., a privately held corporation, since 2007 and as senior vice president for MacAndrews & Forbes Holdings Inc. since December 2005. From September 2005 to December 2005, Mr. Ahearn served as vice president, special projects for Panavision Inc. and from August 2004 to September 2005, he served as managing director of Qorval, Inc.

Mr. Ahearn brings a wealth of management, accounting and audit-related experience to GeoEye and its Board, having served as chief executive officer of Marvel Entertainment and its predecessor company, ToyBiz, and by conducting audit and consulting work at Arthur Andersen and Touche Ross for more than ten years. He has extensive experience dealing with accounting principles and financial reporting. The Board has determined that he is an “audit committee financial expert” as determined by the Board in accordance with Item 407(d)(5) of Regulation S-K.

Public Directorships:  Mr. Ahearn does not currently hold, nor in the past five years has he held, any other public directorships.

Martin C. Faga (Director)

Age 69, has been a member of the Board and a member of the Strategy Committee since August 1, 2006, acting Chairman of the Strategy Committee since May 6, 2010, and a member of the Compensation Committee since June 2008. Since April 9, 2010, Mr. Faga has been a director of Segovia Global IP Services, Inc., a wholly owned subsidiary of Inmarsat plc, a British mobile satellite company. Since 2009, Mr. Faga has served as a director of Thomson Reuters Special Services, a wholly owned subsidiary of Thomson Reuters Corp. Since May 2000, Mr. Faga has been a trustee on the Board of Trustees for the MITRE Corporation (“MITRE”), a non-profit organization for which he previously served as president and chief executive officer from May 2000 through June 2006. Since 2004, Mr. Faga has served as a director for the Association for Intelligence Officers, a non-profit organization. Since 2006, he has served as a director, secretary and member of the executive committee for the Space Foundation, a non-profit organization. Since 2007, he has served as a director and member of the special security agreement board for Olive Group North America, a privately-held company.

Mr. Faga gained significant knowledge into the satellite imagery industry as the former director of the National Reconnaissance Office (1989-1993), a federal agency engaged in satellite imagery operations. His technical background, professional experience and service with MITRE, operating research centers and developing strategic initiatives, are valuable resources to our Board.

Public Directorships:  Mr. Faga is a director and a member of the compensation and nominating and governance committees of Alliant Techsystems (since 2006), and he has served as a director and member of the compensation committee at Electronic Data Systems from 2006 to 2008.

Michael F. Horn, Sr. (Director)

Age 74, has been a member of the Board since December 2007, and a member of both the Audit Committee and the Strategy Committee since January 2008. Mr. Horn became Chairman of the Audit Committee in June 2008. Since January 2004, Mr. Horn has served as an auditor and consultant for various private and publicly held companies. Mr. Horn also serves on the board of United Energy Technology, Inc., a privately held company.

Mr. Horn brings more than 40 years of executive financial management, audit and consulting experience, including 35 years with KPMG LLP, where he served as a partner for 28 years. Mr. Horn’s experience and insight as an auditor and consultant is extremely beneficial to the Board and Audit Committee. Based on his experience and expertise, the Board has determined that Mr. Horn is an “audit committee financial expert” as determined by the Board in accordance with Item 407(d)(5) of Regulation S-K.

Public Directorships:  Mr. Horn does not currently hold, nor in the past five years has he held, any other public directorships.

Lawrence A. Hough (Director)

Age 67, has been a member of the Board since December 2003, Chairman of the Nominating and Governance Committee since June 2008, and a member of the Strategy Committee since June 2008. He previously served as chairman of the Compensation Committee from April 2006 to June 2008. Since January 2008, Mr. Hough has been the managing director of Stuart Mill Venture Partners, L.P. From January 1997 to the present, he has served as president and chief executive officer of Stuart Mill Capital, Inc. From June 2004 to May 2005, he served as chief executive officer of SynXis Corporation, having previously served as its chairman of the board from January 2004 to May 2004. Mr. Hough was president and chief executive officer of the Student Loan Marketing Corporation from 1990 to 1997.

Mr. Hough’s significant experience in operations and financial oversight gained from serving as president or managing director for various companies over several years, in addition to his memberships on various boards of directors and audit committees, provides him with the executive, operational and financial expertise that is vital to our Board. From 2008 to the present, he has served on the boards of Appistry, Inc.; Marrone Organics Innovations, Inc.; and Sypherlink, Inc., all privately held companies. From 1985 to the present, he has served on the board and the audit and executive committees of the Shakespeare Theatre, a non-profit organization; and since 2006, he has served as a trustee for the Levine School of Music, a non-profit organization.

Public Directorships:  Mr. Hough served as a director of Goldleaf Financial Solutions, Inc. from 2005 to 2009 and was chairman of its nominating and governance committee. Mr. Hough served as a director of Collegiate Funding Services from 2003 to 2006 and was chairman of the audit committee. Both Goldleaf Financial Services, Inc. and Collegiate Funding Services were acquired in stock transactions, resulting in the discontinuation of their respective boards.

Roberta E. Lenczowski (Director)

Age 69, has been a member of the Board and of the Strategy Committee since August 2007 and a member of the Nominating and Governance Committee since June 2008. In 2010, she became the chairman of the newly chartered Risk Committee. In 2005, Ms. Lenczowski formed Roberta E. Lenczowski Consulting, a consulting company serving the geospatial intelligence community. From 2005 to the present, she has served as a consultant for various companies in the geospatial industry or related industries, including serving since May 2006 as an academic advisor on the academic advisory committee of Sanborn Map Company, a wholly owned subsidiary of Daily Mail and General Trust plc. From 2004 to 2005, Ms. Lenczowski served as the West senior executive with the National Geospatial-Intelligence Agency (“NGA”). From 2005 until November 2010, Ms. Lenczowski served as a director for TechniGraphics, a privately held company. From 2005 through the present, Ms. Lenczowski has been a director for the Leonard Wood Institute, a non-profit company. Since 2007, Ms. Lenczowski has served as a director for Fugro EarthData, Inc., a subsidiary company of Fugro N.V.

Ms. Lenczowski served the NGA for more than 28 years. At the American Society for Photogrammetry and Remote Sensing, she held several positions in the St. Louis region, ranging from director to president, and in March 2010, she was elected to the position of national vice president. Her experience, board memberships and professional affiliations provide her with unique insight into the remote sensing and satellite imagery field and the intelligence community, making her a valuable strategic advisor to the Company, uniquely qualified to chair the Risk Committee and an important member of our Board.

Public directorships: Ms. Lenczowski does not currently hold, nor in the past five years has she held, any other public directorships.

Matthew M. O’Connell (Director)

Age 58, has been a member of the Board since October 2001 and has served as GeoEye’s President and Chief Executive Officer since 2001. From 2008 to the present, Mr. O’Connell has served as a director and member of the audit committee for the U.S. Geospatial Intelligence Foundation, a non-profit organization, and as a director on the Advisory Board of GIS Development, an Indian media and conferences group. He also serves on the National Oceanic and Atmospheric Administration’s Advisory Committee on Commercial Remote Sensing, and the Department of the Interior’s National Geospatial Advisory Committee. In October 2007, Mr. O’Connell was presented with the U.S. Geospatial Intelligence Foundation’s Industry Leader award. In June 2007, Mr. O’Connell was named “Entrepreneur of the Year” by Ernst and Young for Communications in the Washington, D.C. region.

Mr. O’Connell has had an extensive career in the finance industry and has overseen GeoEye through its reorganization, corporate restructuring, multiple acquisitions and its listing as the first commercial remote sensing corporation on NASDAQ. His entrepreneurial perspective, executive experience and strategic direction for the Company are essential to his membership on the Board.

Public Directorships:  Mr. O’Connell served as a director of TVI Corporation from May 2005 to August 2007.

James M. Simon, Jr. (Director)

Age 63, has been a member of the Board since November 2005, a member of the Compensation Committee since April 2006 and Chairman of the Strategy Committee since June 2006. In January 2010, he was appointed chief strategist of the Worldwide Public Sector at The Microsoft Corporation. In 2004, he served as the founding director of The Microsoft Institute for Advanced Technology in Governments. From January 2003 to January 2005, he served as president and chief executive officer of Intelligence Enterprises, LLC and continues to serve as a partner presently.

A career Central Intelligence Agency officer, Mr. Simon was appointed by President Clinton and confirmed by the Senate in 1999 as the first assistant director of Central Intelligence for Administration, a position he held from January 2000 through January 2003. As deputy to the deputy director of Central Intelligence for Community Management, he was responsible for technology acquisition, setting policy for, and overseeing the budgets of the then fourteen agencies that comprised the intelligence community. After September 11, 2001, he was designated as the senior intelligence official for Homeland Security, establishing and chairing the Homeland Security Intelligence Council. Mr. Simon continues to serve on various government advisory boards.

Mr. Simon’s extensive public policy experience and his knowledge of the satellite imagery industry and the intelligence community are invaluable as he steers the strategic direction of GeoEye as Chairman of the Strategy Committee.

Public Directorships:  Mr. Simon does not currently hold, nor in the past five years has he held, any other public directorships.

William W. Sprague (Director)

Age 53, has been a member of the Board since 1997 and Chairman of the Compensation Committee since June 2008, a committee on which he has served since April 2006. He was a member of the Audit Committee from January 2008 to May 2010, and is currently a member of the Risk Committee. Since December 2009, Mr. Sprague has served as the president, chief executive officer and director of Madison Williams and Company (“Madison Williams”). Madison Williams was formerly known as SMH Capital Markets, which until December 2009 was a division of Sanders Morris Harris Group Inc. (“SMHG”). Mr. Sprague served as president of SMH Capital Markets from January to December 2009. From April 2004 to December 2008, Mr. Sprague served as managing director, head of investment banking of SMHG.

Mr. Sprague has actively reviewed internal financial statements; has more than 28 years of experience as an investment banker; and has served as chairman of the board and chairman of the audit committee for several public companies. He has actively supervised and approved the preparation of financial statements, which were included in quarterly and annual filings with the SEC. His experience, expertise and financial and auditing backgrounds are invaluable as chairman of the Compensation Committee and as a member of our Board.

Public Directorships:  Mr. Sprague does not currently hold, nor in the past five years has he held, any other public directorships.

William L. Ballhaus (Director)

Age 43, was appointed to our Board effective October 27, 2010, and is a member of the Audit Committee and Risk Committee. Pursuant to the terms of the private placement of 80,000 shares of the Company’s preferred stock with Cerberus Satellite LLC, an affiliate of Cerberus Capital Management, L.P. (collectively, “Cerberus”), Cerberus has the right to designate one director for appointment to the Company’s Board. As such designee, Mr. Ballhaus is not elected by the stockholders to serve on the Board.

Mr. Ballhaus was the chief executive officer and president at DynCorp International (“DynCorp”) from May 2008 until July 2010, and continues to serve as the vice chairman and a director of DynCorp. DynCorp was acquired and taken private by affiliates of Cerberus Capital Management L.P. in July 2010. Mr. Ballhaus currently serves as a strategic advisor to Cerberus Operations and Advisory Company LLC. From March 2007 to May 2008, he was president of the Network Systems business for the Electronics & Integrated Solutions Operating Group of BAE Systems Inc. From 2003 to 2007, he was president of BAE Systems Inc.’s National Security Solutions and Mission Solutions businesses. He serves on the United States Geospatial Intelligence Foundation Board of Directors and the UCLA Anderson School Board of Visitors. He serves as a director on a number of Cerberus portfolio company boards. He is a Fellow of the American Institute of Aeronautics and Astronautics and a Fellow of the British American Project.

Mr. Ballhaus’ experience in the intelligence community and his past experience serving as an executive and director of a publicly traded company provide him with the executive, operational and financial experience that is vital to our Board and makes him a valuable strategic advisor to the Company and an important member of the Board.

Public Directorships:  Mr. Ballhaus was a director of DynCorp from May 2008 until July 2010.

THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS THAT YOU VOTE FOR ALL OF THE NOMINEES SET FORTH IN THIS PROXY STATEMENT.

GENERAL INFORMATION

Board of Directors
Term of Office.  All directors of the Company serve terms of one year and until the election and qualification of their respective successors.

Attendance at Board of Directors and Committee Meetings and 2010 Annual Meeting.  The Board met 13 times in person or telephonically in 2010.  All of the current members of the Board attended at least 85% of the Board meetings held during that portion of 2010 for which they held office. All but one of the directors of the Board were in attendance at the 2010 Annual Meeting of Stockholders held on June 3, 2010. Our director attendance policy is included in our Corporate Governance Guidelines, which is available through the About Us/Investor Relations/Corporate Governance section of the Company’s Web site located at www.geoeye.com and is available in print to any stockholder who requests it.

Communications with Directors.  The Audit Committee and the non-management directors have established procedures to enable anyone who has a concern about the Company’s conduct or policies, or any employee who has a concern about the Company’s accounting, internal accounting controls or auditing matters, to communicate that concern directly to the Board, the non-management directors or the Audit Committee. Such communications may be confidential or anonymous, and may be submitted in writing to the Board of Directors of GeoEye, Inc., c/o Corporate Secretary, 2325 Dulles Corner Boulevard, Herndon, Virginia 20171.

Director Independence

In accordance with Marketplace Rule 4200(a)(15) of the NASDAQ Stock Market, the Board undertook its annual review of the independence of its directors on March 10, 2011. For a director to be considered independent, the Board must determine that the director does not have any direct or indirect material relationship with the Company. During this review, the Board considered transactions and relationships between each director or members of his or her immediate family and the Company. The Board also considered whether there were any transactions or relationships between directors or members of their immediate family (or any entity of which a director or an immediate family member is an executive officer, general partner or significant equity holder). The purpose of this review was to determine whether any such relationships or transactions existed that were inconsistent with a determination that the director is independent.

All members of the Audit, Compensation and Nominating and Governance Committees must meet the independence requirements of the NASDAQ Stock Market. Members of the Audit Committee must also satisfy a separate SEC independence requirement that provides that they may not accept, directly or indirectly, any consulting, advisory or other compensatory fee from the Company or any of its subsidiaries other than compensation for service as a director on the Board.

As a result of this review, the Board affirmatively determined that each of the non-employee directors are independent of the Company and its management under independence tests established by the NASDAQ Stock Market and SEC rules.

In making these determinations, the Board considered the relationships and transactions described under the caption “Certain Relationships and Related Transactions” beginning on page 15.

Corporate Governance

Board Leadership Structure.  The Board has separated the roles of the Chairman of the Board and the Chief Executive Officer (“CEO”) in recognition of the differences between the two roles and has not established a Lead Independent Director. The CEO is responsible for the day-to-day management of the Company, establishes the Company’s future strategy and sets the Company’s financial and operational goals, while the Chairman of the Board provides independent oversight of senior management and Board matters and serves as a liaison between the Board and the CEO. In addition, the Chairman provides guidance to the CEO, sets the Board’s agenda in consultation with the CEO and presides over meetings of the full Board. As Lt. General Abrahamson, our Chairman, is not an employee of the Company and is considered independent within the meaning of Marketplace Rules 4200(a)(15) and 4350(d)(2)(A) of the NASDAQ Stock Market and Rule 10A-3(b) of the Securities Exchange Act of 1934, as amended (“Exchange Act”), the Company has not established a Lead Independent Director.

Risk Oversight.  Our Board oversees an enterprise-wide approach to risk management, designed to support the achievement of organizational objectives, including strategic objectives, to improve long-term organizational performance and enhance stockholder value. A fundamental part of risk management is not only understanding the risks a company faces and the steps management is taking to manage those risks, but also understanding the level of risk that is appropriate for the Company. Management is responsible for establishing our business strategy, identifying and assessing the related risks and establishing appropriate risk management practices. Our Board reviews our business strategy and management’s assessment of the related risk and discusses with management the appropriate level of risk for the Company.

Our Board administers its risk oversight function with respect to our operating risk as a whole and meets with management at least quarterly to receive updates with respect to our operations, business strategies and the monitoring of related risks. The Board also delegates oversight to the Audit, Compensation, Nominating and Governance, and Risk Committees to oversee selected elements of risk:

•
Our Audit Committee oversees financial risk exposures, including monitoring the integrity of the financial statements, internal controls over financial reporting and the independence of the independent auditor of the Company. The Audit Committee also assists the Board in fulfilling its oversight responsibility with respect to compliance with legal and regulatory matters related to the Company’s financial statements and meets quarterly with our financial management and independent auditors for updates on risks related to our financial reporting function. The Audit Committee also monitors our whistleblower hot line with respect to financial reporting matters.

•
Our Nominating and Governance Committee oversees governance-related risks by working with management to establish corporate governance guidelines applicable to the Company, including recommendations regarding director nominees, Board leadership structure and membership on Board Committees. The Company’s Nominating and Governance Committee also oversees risk by working with management to adopt codes of conduct and business ethics designed to support the highest standards of business ethics. The Committee is briefed by our General Counsel’s office and others as to any alleged violations of our codes of conduct and business ethics.

•
Our Compensation Committee oversees risk management by participating in the creation of compensation structures that create incentives that support an appropriate level of risk-taking behavior consistent with the Company’s business strategy.

•
Our Risk Committee oversees major strategic, operational, technological, information security and external risks inherent to the business of the Company and the Company’s control and mitigation processes with respect to managing such risks.

Our Board and Committees’ risk oversight responsibilities are discussed further in “Committees of the Board of Directors” below.

Committees of the Board of Directors

In May 2010, the Company separated the formerly named Strategy and Risk Committee into two committees, the Strategy Committee and Risk Committee, as described below. As of the date of this Proxy Statement, membership on the Committees of the Board of the Company is as follows:

Audit	Compensation	Nominating and Governance	Strategy	Risk
Michael F. Horn, Sr.*	William W. Sprague*	Lawrence A. Hough*	James M. Simon, Jr.*	Roberta E. Lenczowski*
James A. Abrahamson	Joseph M. Ahearn	James A. Abrahamson	Martin C. Faga**	William L. Ballhaus
Joseph M. Ahearn	Martin C. Faga	Roberta E. Lenczowski	Michael F. Horn, Sr.	William W. Sprague
William L. Ballhaus	James M. Simon, Jr.		Lawrence A. Hough
Roberta E. Lenczowski
* Chairman of the Committee
** Acting Chairman of the Committee

Audit Committee.  The Audit Committee currently consists of Mr. Horn, who is chairman of the Audit Committee, and Messrs. Abrahamson, Ahearn and Ballhaus, all of whom are independent directors as defined by the rules of the NASDAQ Stock Market and SEC rules. Seven meetings of the Audit Committee were held in person or telephonically during 2010. Messrs. Horn and Ahearn are each an “audit committee financial expert” as determined by the Board in accordance with Item 407(d)(5) of Regulation S-K, and are “independent” from the Company as defined within the meaning of Marketplace Rules 4200(a)(15) and 4350(d)(2)(A) of the NASDAQ Stock Market and Rule 10A-3(b) of the Exchange Act. The Audit Committee operates under a written charter, as amended, adopted by the Board. A copy of the Audit Committee Charter, as amended, is available through the About Us/Investor Relations section of the Company’s Web site located at www.geoeye.com and is available in print to any stockholder who requests it.

The Audit Committee assists the Board in fulfilling its oversight responsibilities as related to the Company’s risk management processes. The Board and Audit Committee oversee (i) the integrity of the Company’s financial statements and financial reporting process and the Company’s systems of internal accounting and financial controls; (ii) the performance of the internal audit function; (iii) the annual independent integrated audit of the Company’s consolidated financial statements and internal control over financial reporting, the engagement of the independent registered public accounting firm and the evaluation of the independent registered public accounting firm’s qualifications, independence and performance; (iv) business and financial risk processes and controls; (v) the Company’s compliance with legal and regulatory requirements, including the Company’s disclosure controls and procedures; and (vi) the fulfillment of the other responsibilities set out in the Audit Committee Charter, as adopted by the Board.

The Audit Committee receives regular reports from management regarding the Company’s assessment of risks. In addition, the Audit Committee reports regularly to the Board. The Audit Committee assists the Board in its focus on the Company’s general risk management strategy, and helps to ensure that risks undertaken by the Company are consistent with the business strategies approved by the Board. While the Board oversees the Company’s risk management, management is responsible for the day-to-day risk management processes and reports directly to both the Board and Audit Committee on a regular basis and more frequently as appropriate. The Board believes this division of responsibilities is the most effective approach for addressing the risks facing the Company.

Compensation Committee.  The Compensation Committee currently consists of Mr. Sprague, who is chairman of the Compensation Committee, and Messrs. Ahearn, Faga and Simon, all of whom are independent directors as defined by the rules of the NASDAQ Stock Market and SEC rules. The Board has established a Compensation Committee to (i) review (in consultation with management or the Board), evaluate and recommend to the Board for approval the compensation plans, policies and programs of the Company, especially those regarding executive compensation and (ii) determine the compensation of the CEO and all other executive officers of the Company. The Compensation Committee periodically uses an independent consultant, Frederic W. Cook & Co., Inc., to assist it in fulfilling its responsibilities. The consultant reports directly to the Compensation Committee, and its activities in 2010 are further discussed in “Does the Company utilize compensation consultants or market survey data in determining compensation for named executive officers?” on page 18.

More specifically, the Compensation Committee annually reviews and approves corporate goals and objectives relevant to the CEO’s total direct compensation – that is, changes in base salary, bonus payments and equity awards. For other named executive officers, the Compensation Committee reviews their performance against these goals and objectives and, based on its evaluation, approves their total direct compensation. The details of the processes and procedures involved are described in the Compensation Discussion and Analysis (“CD&A”) beginning on page 16.

Four meetings of the Compensation Committee were held in person or telephonically during 2010. The Compensation Committee operates under a written charter adopted by the Board. A copy of the Compensation Committee Charter is available through the About Us/Investor Relations section of the Company’s Web site located at www.geoeye.com and is available in print to any stockholder who requests it.

Nominating and Governance Committee.  The Board has established a Nominating and Governance Committee, which currently consists of Mr. Hough, who is chairman of the Nominating and Governance Committee, Lt. Gen. Abrahamson and Ms. Lenczowski, all of whom are independent directors as defined by the rules of the NASDAQ Stock Market and SEC rules. The functions of the Nominating and Governance Committee include recommending candidates for annual election to the Board, to fill vacancies on the Board that may arise, and senior management succession. The Nominating and Governance Committee is not limited to any specific process in identifying candidates and will consider candidates suggested by other members of the Board, as well as candidates recommended by stockholders, provided such recommendations are submitted in writing ninety days in advance of the anniversary of the preceding year’s annual meeting of stockholders. Such recommendations should include the name and address and other pertinent information about the candidate as is required to be included in the Company’s Proxy Statement. Recommendations should be submitted to the Corporate Secretary of the Company.

As described in the Company’s Corporate Governance Guidelines, consideration is given to assuring that the Board, as a whole, considers diversity in its broadest sense, including persons diverse in geography, gender and ethnicity as well as representing diverse experiences, skills and backgrounds. We believe a diverse group can best perpetuate the success of the business and represent stockholder interests through the exercise of sound judgment. The Board and Nominating and Governance Committee take into account many factors in recommending candidates for a director position. These factors include, but are not limited to, the ability to make independent analytical inquiries; general understanding of marketing, finance, accounting and other elements relevant to the success of a publicly traded company in today’s business environment; understanding of the Company’s business on a technical level; and other board service and educational and professional background. In addition, each candidate nominee must possess fundamental qualities of intelligence, honesty, good judgment, high ethics and standards of integrity, fairness and responsibility. The Board and the Nominating and Governance Committee evaluate each individual candidate by considering all appropriate factors as a whole. The Company’s approach favors active deliberation rather than using rigid formulas to assign relative weights to these factors.

The Nominating and Governance Committee is also responsible for ensuring that the Company adheres to good corporate governance principles and for developing and implementing the Company’s (i) Corporate Governance Guidelines that apply to all of its directors and management and (ii) Code of Business Conduct and Ethics for all of its directors and employees. The Nominating and Governance Committee is also charged with the task of ensuring the Company’s compliance with all NASDAQ Stock Market requirements. Three meetings of the Nominating and Governance Committee were held in person or telephonically during 2010. The Nominating and Governance Committee operates under a written charter adopted by the Board. Copies of the Nominating and Corporate Governance Committee charter, the Corporate Governance Guidelines and the Code of Business Conduct and Ethics are available through the Investor Relations section of the Company’s Web site located at www.geoeye.com and are available in print to any stockholder who requests it.

Strategy Committee.  The Board has established a Strategy Committee, which currently consists of Mr. Simon, who is chairman of the Strategy Committee, Messrs. Faga, Horn and Hough and Ms. Lenczowski, all of whom are independent directors as defined by the rules of the NASDAQ Stock Market and SEC rules. In May 2010, Mr. Faga was appointed acting chairman of the Strategy Committee while Mr. Simon was on leave from such duties. Lt. Gen. Abrahamson continues to serve in an ex officio capacity. The Strategy Committee is responsible for future strategic business planning and researching future industry trends that affect the Company’s strategic goals. Five meetings of the Strategy Committee were held in person or telephonically during 2010.

Risk Committee.  The Board has established a Risk Committee, which currently consists of Ms. Lenczowski, who is chairman of the Risk Committee, and Messrs. Ballhaus and Sprague, all of whom are independent directors as defined by the rules of the NASDAQ Stock Market and SEC rules. The Risk Committee is responsible for assessing and providing oversight to management relating to the identification and evaluation of major strategic, operational, technological, information security and external risks inherent to the business of the Company and the control processes with respect to managing such risks. The Risk Committee receives regular reports from management regarding the Company’s risk management processes and assists the Board in its oversight of the Company’s risk management. Two meetings of the Risk Committee were held in person or telephonically during 2010.

Executive Officers

The following table lists our executive officers who are not directors as of April 29, 2011.

Name	Age	Title
Joseph F. Greeves	54	Executive Vice President and Chief Financial Officer
William Schuster	59	Chief Operating Officer
William L. Warren	45	Executive Vice President, General Counsel and Corporate Secretary
Brian E. O’Toole	47	Chief Technology Officer
Christopher R. Tully	54	Senior Vice President Sales
Jeanine Montgomery	49	Vice President, Accounting and Corporate Controller

Joseph F. Greeves (Executive Vice President and Chief Financial Officer)

Mr. Greeves joined the Company as Executive Vice President and Chief Financial Officer in June 2009. Mr. Greeves has a strong public accounting background and more than 20 years experience as a chief financial officer. During his career, he has served as chief financial officer for four publicly traded companies, where he focused on working with entrepreneurs and management teams to build businesses, raise capital and grow stockholder value. Prior to joining the Company, Mr. Greeves served for almost seven years as executive vice president and chief financial officer of Managed Object Solutions Inc. Before joining Managed Objects, he consulted for Lazard Technology Partners as its chief financial officer executive in residence. Prior to that, Mr. Greeves was senior vice president and chief financial officer for OPNET Technologies Inc. Prior to that, he served as the chief financial officer for Fusion Systems Corporation and Ogden Environmental and Energy Services Co., a division of Ogden Corporation.

William Schuster (Chief Operating Officer)

William Schuster joined the Company as Chief Operating Officer in December 2004. Prior to joining the Company, Mr. Schuster served as president of Integrated Systems for BAE Systems. Prior to BAE, Mr. Schuster served at Harris Corporation as vice president of programs within the Government Communications System Division and was vice president of the Space Applications Operation at Loral Space and Range Systems. Prior to that, Mr. Schuster worked at the Central Intelligence Agency for nearly 22 years.

William L. Warren (Executive Vice President, General Counsel and Secretary)

William Warren joined the Company as Vice President, General Counsel and Corporate Secretary in January 2004 and was promoted to his current position in January 2011. Prior to joining the Company, Mr. Warren practiced law in the Northern Virginia and Washington, D.C. offices of Latham & Watkins LLP, an international law firm, for several years. Prior to joining Latham & Watkins, Mr. Warren was an associate in the New York office of Baker Botts LLP. Mr. Warren is admitted to practice in Virginia, New York and the District of Columbia.

Brian E. O’Toole (Chief Technology Officer)

Brian O’Toole joined the Company as Chief Technology Officer in August 2008 and is responsible for developing, managing and expanding the Company’s technology, products and solutions in geospatial intelligence and location-based services. From June 2005 through August 2007, Mr. O’Toole served as vice president, Product Management at Overwatch Textron Systems. From January 2000 to June 2005, he served as president and co-founder of ITspatial, which he subsequently sold to Overwatch.

Christopher R. Tully (Senior Vice President Sales)

Chris Tully joined the Company as Senior Vice President Sales in March 2010. Prior to joining the Company, from 2008 until 2010, Mr. Tully served as executive vice president and chief sales officer for Kastle Systems LLC, where he worked with the CEO to build the business, establish a national sales presence and expand into new markets. Before joining Kastle Systems, from 2004 until 2008, he was senior vice president of Sales & Customer Service at CoStar Group, Inc., an international provider of information and marketing services. Prior to that, Mr. Tully was group vice president of Sales at GTSI Corporation, where he was responsible for a 200-person sales organization serving federal, state and local government clients. Mr. Tully began his career with Xerox Corporation.

Jeanine Montgomery (Vice President, Accounting and Corporate Controller)

Jeanine Montgomery joined the Company as Vice President, Accounting and Corporate Controller in September 2008 and is our principal accounting officer. Ms. Montgomery has more than twenty-five years of financial and accounting management experience in government contracting, digital technology and staffing services. Ms. Montgomery manages all of GeoEye’s accounting operations, regulatory reporting and SEC compliance and its tax operations. Prior to joining GeoEye, Ms. Montgomery served as assistant controller at USA Mobility from 2005 until August 2008. Ms. Montgomery is a licensed Certified Public Accountant in Virginia and is a member of the American Institute of Certified Public Accountants.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information available to the Company as of April 29, 2011, with respect to shares of its common stock and preferred stock convertible into shares of common stock held by (i) each director of the Company; (ii) the Chief Executive Officer, the Chief Financial Officer and the three other most highly compensated executive officers of the Company for the year ended December 31, 2010; (iii) all directors and executive officers of the Company, as a group; and (iv) holders of 5% or more of our common stock.

Our non-employee directors receive a portion of their total compensation for Board service in the form of deferred stock units (“DSUs”). Under SEC rules, DSUs are not included in calculating beneficial ownership of our common stock because the holder does not have voting or investment power with respect to the DSUs or the underlying shares. Nonetheless, we consider disclosure of the DSU ownership to be relevant to investors because the payment ultimately received by the holder of the DSUs is in the form of common stock. Accordingly, the following table includes a column reflecting the number of vested DSUs owned by each non-employee director, even though the underlying shares are not included in the shares reported as beneficially owned or the related percentage ownership calculations.

As of April 12, 2011, 22,697,861 shares of our common stock and 80,000 shares of preferred stock convertible into 2,688,347 shares of common stock were issued and outstanding. For the purposes of determining the percentage of shares beneficially owned, there are 25,386,208 total shares of common stock effectively issued and outstanding.

Name and Business Address of Beneficial Owner	Number of Shares Beneficially Owned(2)		Percentage Owned(3)	Deferred Stock Units(4)
Directors and Executive Officers(1)
Matthew M. O’Connell	308,241	(5)	1.21%
Joseph F. Greeves	19,555	(6)	*
William Schuster	35,662	(7)	*
William L. Warren	50,347	(8)	*
Brian E. O’Toole	30,421	(9)	*

James A. Abrahamson	0		*	11,721
Joseph M. Ahearn	5,000		*	11,721
Martin C. Faga	5,000		*	11,721
Michael F. Horn	10,500		*	10,596
Lawrence A. Hough	14,292		*	11,721
Roberta E. Lenczowski	0		*	5,963
James M. Simon, Jr.	7,318		*	11,721
William W. Sprague	0		*	11,721
William L. Ballhaus	0		*	0
All directors and executive officers as a group (16 persons)	504,222		1.97%

5% Holders
Stephen Feinberg	4,671,347	(10)	18.40%
Fidelity Management & Research Company	3,007,760	(11)	11.85%
The Bank of New York Mellon Corporation	2,535,171	(12)	9.99%
Guggenheim Capital	1,867,288	(13)	7.36%
Security Investors, LLC	1,857,110	(14)	7.32%
____________
*	Less than 1%

(1)	Unless otherwise indicated, the address of the named beneficial owner is c/o GeoEye, Inc., Dulles Corner Office Center, 2325 Dulles Corner Boulevard, Herndon, Virginia 20171.

(2)	Includes shares to which the individual has the right to acquire beneficial ownership within 60 days of April 12, 2011.

(3)	Does not include the DSUs owned by the non-employee directors, described in footnote #4 below.

(4)
In 2006, we adopted a program where each non-employee director receives an annual award of $50,000 in the form of DSUs on January 1 of each year. The number of DSUs awarded is based on the fair market value of the stock on the date of grant and vests 50% six months from the grant date and 50% twelve months from the grant date. The DSUs become payable in shares of common stock on the date that is six months following the non-employee director’s resignation, retirement from the Board or failure to be re-elected to the Board. Because of their commencement of service dates, Mr. Horn and Ms. Lenczowski were ineligible for the 2006 and 2007 grants. Grants for 2006 total 3,174 shares; grants for 2007 total 2,584 shares; grants for 2008 total 1,517 shares; grants for 2009 total 2,665 shares; grants for 2010 total 1,781 shares; and grants for 2011 total 1,180 shares. Because the DSUs do not constitute actual shares of outstanding common stock, a DSU holder does not possess voting or investment authority with respect to any common stock as a result of his or her ownership of a DSU.

(5)	Includes 120,530 shares issuable upon the exercise of outstanding options, which are exercisable within 60 days of April 12, 2011.

(6)	Includes 13,555 shares issuable upon the exercise of outstanding options, which are exercisable within 60 days of April 12, 2011.

(7)	Includes 23,633 shares issuable upon the exercise of outstanding options, which are exercisable within 60 days of April 12, 2011.

(8)	Includes 40,279 shares issuable upon the exercise of outstanding options, which are exercisable within 60 days of April 12, 2011.

(9)	Includes 22,046 shares issuable upon the exercise of outstanding options, which are exercisable within 60 days of April 12, 2011.

(10)
Includes reportable securities held by Cerberus Partners II, L.P., a Delaware limited partnership, and Cerberus Series IV Holdings, LLC, a Delaware limited liability company, and/or on behalf of certain of its investment advisory clients, as reported in its Schedule 13D, filed with the SEC on March 1, 2011. Also includes 80,000 shares of preferred stock held by Cerberus Satellite LLC on an as-converted-basis. The principal business office address for Mr. Feinberg is 299 Park Avenue, 22nd Floor, New York, New York 10171.

(11)
Includes reportable securities held by Fidelity Management & Research Company, a wholly owned subsidiary of FMR LLC, as reported in its Schedule 13G/A (“SC 13G”), filed with the SEC on February 14, 2011. The principal business office address for Fidelity Management & Research Company is 82 Devonshire Street, Boston, MA 02109. The 80,000 shares of preferred stock held by Cerberus Satellite LLC on an as-converted-basis were included in the calculation to determine the percentage in the “Percentage Owned” column.

(12)
Includes reportable securities held by The Bank of New York Mellon Corporation, a New York corporation, and its affiliates, as reported in its Schedule 13G, filed with the SEC on February 4, 2011. The principal business office address for The Bank of New York Mellon Corporation is One Wall Street, 31st Floor, New York, New York 10286. The 80,000 shares of preferred stock held by Cerberus Satellite LLC on an as-converted-basis were included in the calculation to determine the percentage in the “Percentage Owned” column.

(13)
Includes reportable securities held by Guggenheim Capital, LLC, a Delaware limited liability company, and/or on behalf of certain of its investment advisory clients, as reported in its Schedule 13F-HR, filed with the SEC on February 14, 2011, for the period ending December 31, 2010. The principal business office address for Guggenheim Capital, LLC is 227 West Monroe, Suite 4900, Chicago, Illinois 60606. The 80,000 shares of preferred stock held by Cerberus Satellite LLC on an as-converted-basis were included in the calculation to determine the percentage in the “Percentage Owned” column.

(14)
Includes reportable securities held by Security Investors, LLC, a Kansas limited liability company, and/or on behalf of certain of its investment advisory clients, as reported in its Schedule 13G, filed with the SEC on February 14, 2011. Security Investors, LLC is registered with the SEC as an investment adviser under Section 203 of the Investment Advisers Act of 1940. The principal business office address for Security Investors, LLC is One Security Benefit Place, Topeka, Kansas 66636-0001. The 80,000 shares of preferred stock held by Cerberus Satellite LLC on an as-converted-basis were included in the calculation to determine the percentage in the “Percentage Owned” column.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires the Company’s directors, executive officers and persons who beneficially own 10% or more of the Company’s common stock to file with the SEC initial reports of ownership and reports of changes in ownership of common stock. In 2010, the Company, on behalf of certain directors and officers, did not report in a timely manner the following transactions: (i) the exercise of a warrant on March 15, 2010, by Mr. O’Connell; (ii) the disposition of shares of common stock by Mr. Simon on October 14, 2010, in connection with a domestic relations order; (iii) the disposition of shares of common stock to the Company for payment of withholding taxes on March 17, 2010, and August 11, 2010, by Mr. O’Toole; and (iv) the acquisition of shares of restricted common stock by Ms. Montgomery on October 28, 2010, and the disposition of shares of common stock for payment of taxes upon vesting of restricted common stock on November 10, 2010.

Certain Relationships and Related Transactions

The Company reviews all relationships and transactions in which the Company and our directors and executive officers or their immediate family members are participants to determine whether such persons have a direct or indirect material interest. Our current written policies and procedures for review, approval or ratification of relationships or transactions with related persons are set forth in our:

•	Code of Business Conduct and Ethics;

•	Corporate Governance Guidelines;

•	Nominating and Governance Committee Charter; and

•	Audit Committee Charter.

Our Corporate Governance Guidelines provide that the Nominating and Governance Committee will review annually the relationships that each director has with the Company (either directly or as a partner, stockholder or officer of an organization that has a relationship with the Company), in the course of making independence determinations under the NASDAQ standards. Directors are expected to avoid any action, position or interest that conflicts with the interests of the Company or gives the appearance of a conflict. If an actual or potential conflict of interest develops, the director should immediately report the matter to the Chairman of the Board. Any significant conflict must be resolved, or the director should resign. If a director has a personal interest in a matter before the Board, the director will disclose the interest to the Board, excuse himself or herself from discussion on the matter and not vote on the matter. The Corporate Governance Guidelines further provide that the Board is responsible for reviewing and, where appropriate, approving major changes in and determinations under the Company’s Corporate Governance Guidelines, Code of Business Conduct and Ethics and other Company policies. The Corporate Governance Guidelines also provide that the Board has the responsibility to ensure that the Company’s business is conducted with the highest standards of ethical conduct and in conformity with applicable laws and regulations.

EXECUTIVE COMPENSATION – COMPENSATION DISCUSSION AND ANALYSIS
Executive Summary

In this Compensation Discussion and Analysis, or CD&A, we describe our compensation philosophy and the components of our compensation programs for the executive officers named in the Summary Compensation Table on page 24 and referred to in this proxy statement as our “named executive officers.” In addition, we review the material compensation decisions made with respect to fiscal year 2010 under those programs and the material factors considered by the Compensation Committee of our Board, or Compensation Committee, in making those decisions. Our named executive officers for 2010 were:

Matthew M. O’Connell	President, Chief Executive Officer and Director
Joseph F. Greeves	Executive Vice President, Chief Financial Officer
William Schuster	Chief Operating Officer
William L. Warren	Executive Vice President, General Counsel and Corporate Secretary
Brian E. O’Toole	Chief Technology Officer

Our Board, with assistance from the Compensation Committee, desires to provide our named executive officers with compensation that is fair, competitive and significantly based on performance. Our executive compensation programs are designed to achieve strong Company performance by linking executive pay to performance on both near-term and long-term bases, aligning the interests of executives and stockholders and utilizing compensation as a tool for attracting and retaining the high-caliber, entrepreneurial executives that we believe are critical to the Company’s long-term success.

Generally, we compensate all our executive officers, including the named executive officers, in a similar manner. The key elements of our executive compensation programs and our intentions in electing to pay each element are summarized in the following chart and described in detail in the CD&A and related tables below:

		Compensation Element		Intention
Fixed Compensation		Base Salary Annual Incentive Compensation	•	Recognize performance of job responsibilities
	Near-term Programs		•	Necessary tool to attract and retain individuals with superior talent
			•	Promote the Company’s near-term performance objectives
			•	Reward executives for the achievement of Company and individual objectives

Variable Performance-Based Compensation		Discretionary Stock Option Grants Discretionary Restricted Stock Unit Grants	•	Emphasize the Company’s long-term performance objectives
	Long-term Programs		•	Encourage maximization of stockholder value
			•	Retain key executives
			•	Provide opportunity to participate in the ownership of the Company
			•	Align interest of executives with those of stockholders

What are the principles and objectives of the named executive officers’ compensation?

Our vision for the Company is to recognize the Company’s potential by providing products and services that deliver accurate and accessible geospatial location intelligence and translate into timely, vital insights for our customers anywhere at any time, while at the same time maximizing the value of the Company for our stockholders. Compensation for our executive officers, including our named executive officers, is designed to focus on specific annual and long-term objectives that we believe will further the Company’s realization of its vision. The following descriptions explain the key objectives of our executive compensation programs:

•
Achieve strong performance. We seek to achieve strong near-term and long-term business performance to maximize the value of the Company. To this end, a substantial portion of our executives’ overall compensation is performance-based.

•
Align executives’ and stockholders’ interests. We seek to align the interests of executives with those of our stockholders by providing our executives with the opportunity to participate in the ownership of the Company through compensatory grants of long-term equity awards. These grants reward executives for long-term growth in the value of our stock and, at the same time, result in a meaningful decrease in our executives’ compensation and personal holdings in the event our stock price declines.

•
Encourage achievement of key near-term performance objectives. We seek to encourage our executives to work toward achievement of the Company’s near-term performance objectives by compensating executives with performance-based awards that depend upon the achievement of the executive’s individual performance goals, the Company’s achievement of Company-wide performance measures and an executive’s contributions to the Company’s overall performance.

•
Attract and retain a talented executive team. We believe a talented executive team is critical to the Company’s long-term success. Our executive compensation programs are structured to enable us to compete for top-tier executive talent and to retain executives for a significant period of time after we hire them.

What are the key elements of the Company’s compensation programs for the named executive officers, and how do those elements reflect the principles and objectives described above?

The principle elements of the named executive officers’ compensation are annual base salary, annual performance-based incentive compensation and long-term incentive compensation. In addition, we provide our executives with limited perquisites, a savings plan and other personal benefits that we believe are reasonable, consistent with our overall compensation program and assist in attracting and retaining superior employees for key positions.

Performance-based and long-term incentive compensation may be in the form of cash or equity-based awards. Generally, annual performance-based incentive compensation is paid in cash, and long-term incentive compensation is paid in the form of equity-based awards. Our equity-based awards are granted pursuant to our 2006 Omnibus Stock Incentive Plan, or the 2006 plan, which was approved by our stockholders at the 2006 annual meeting of stockholders and our 2010 Omnibus Incentive Plan, or the 2010 plan, which was approved by our stockholders at the 2010 annual meeting of stockholders. These equity plans provide our Board, or the Compensation Committee acting on behalf of the Board, with the flexibility to design cash and equity-based incentive compensation programs to promote high performance and achievement of corporate goals by key employees while encouraging the growth of stockholder value and allowing key employees to participate in our long-term growth and market value and to share in our profitability. The equity plans also provide the underlying shares of common stock upon which awards are made.

Additional discussion of the elements of our compensation programs and the role each element plays in effecting our compensation principles and objectives follows below.

How is compensation for the named executive officers set?

The Compensation Committee has the primary responsibility for implementing and monitoring our compensation philosophy. The Compensation Committee has been empowered to evaluate base compensation levels to ensure that we maintain our ability to attract and retain superior employees and that we remain at competitive levels relative to our peer companies. At the beginning of each fiscal year, the Compensation Committee, with input from management, establishes annual and long-term incentive compensation for the named executive officers in relation to that fiscal year based on corporate performance metrics and individual performance expectations. Based on the principles and objectives of the Company’s compensation for named executive officers discussed above, the Compensation Committee has structured the annual and long-term incentive-based cash and non-cash elements of our executive compensation programs to motivate executives to achieve established business goals and reward the executives for achieving such goals.

Does the Company utilize compensation consultants or market survey data in determining compensation for named executive officers?

Yes. In making compensation decisions, the Compensation Committee reviews total compensation against a peer group of publicly traded technology and government contracting companies, which we refer to in this CD&A as the “Compensation Peer Group.” In 2010, the Compensation Committee engaged Frederic W. Cook & Co., Inc., or Cook, an independent executive compensation consulting firm, which provided input on our compensation programs, including those for our chief executive officer and our other named executive officers. Cook provided the Compensation Committee with relevant market data and alternatives to consider when making compensation decisions for all of our named executive officers and for other officers and key employees. The Compensation Committee, in consultation with Cook and executive management, periodically reviews and updates the Compensation Peer Group to ensure the group reflects companies against which the Compensation Committee believes we compete for talent and for stockholder investment. The Compensation Committee last revised the Compensation Peer Group in 2010 to include companies in the technology, aerospace and satellite industries with significant government contracting business, higher price-to-earnings ratios and larger market capitalizations to more accurately reflect our peers for purposes of measuring stock performance and executive compensation. During 2010, Cook did not perform services for the Company other than executive compensation consulting services. The companies currently comprising the Compensation Peer Group are:

AeroVironment, Inc. Applied Signal Technology, Inc. CoStar Group, Inc. Cubic Corporation DigitalGlobe, Inc.	Neustar, Inc. SWS Group, Inc. Trimble Navigation Limited Tyler Technologies, Inc. ViaSat, Inc.

The Compensation Committee generally strives to set compensation for our named executive officers at the 50th percentile of compensation paid to similarly situated executives of the companies comprising the Compensation Peer Group. However, variations to this objective may occur as dictated by the experience level of the individual and market factors, including length of tenure and the current degree of competition existing in the market for suitable candidates. In addition, compensation data for companies of similar size in the Washington D.C. metropolitan region is made available to the Compensation Committee for further consideration.

How is the performance of the named executive officers evaluated, and what is the role of the named executive officers in the process?

The Compensation Committee annually reviews the performance of our Chief Executive Officer, and our Chief Executive Officer annually reviews the performance of each of our other named executive officers. The Chief Executive Officer is evaluated by the Compensation Committee based upon the Company’s overall performance and any individual goals for the current year that may have been set for the Chief Executive Officer by the Compensation Committee in his prior year’s annual performance review. Named executive officers, other than the Chief Executive Officer, are evaluated based upon their contributions to overall Company performance, performance of the named executive officer’s department, and performance of the named executive officer against personal goals set for the current year established in the named executive officer’s prior year’s annual performance review. The conclusions reached and preliminary recommendations based on these reviews, including salary adjustments and annual equity and non-equity award amounts, are presented to the Compensation Committee for its review and approval. Under its delegation from the Board, the Compensation Committee exercises ultimate discretion and decision-making authority with respect to awards to each of our named executive officers.

Annual Base Salary

How are base salaries generally determined?

We provide our named executive officers and other employees with a base salary to compensate them for services rendered during the fiscal year. Base salary ranges for named executive officers are determined for each executive based on his or her position and level of experience and responsibility as compared to relevant market data.

During its review of base salaries for executives, the Compensation Committee primarily considers:

•	market data provided by our independent compensation consultant and other sources;

•	internal review of the executive’s compensation, both individually and relative to other officers; and

•	performance of the executive against goals set for the executive, his or her department and the Company as a whole.

Salary levels of our named executive officers are typically considered annually as part of our performance review process and upon a promotion or other change in job responsibility. Adjustments to annual salaries of the executive officers are based on the assessment of each individual’s performance, changes to the individual’s responsibility and authority, peer group data and recommendations to the Compensation Committee from our Chief Executive Officer for each of the named executive officers (other than the Chief Executive Officer whose performance is reviewed by the Compensation Committee). In 2010, salary adjustments for our named executive officers were affected not only by strong performance of the individuals and the impact of such individual performance on the Company’s overall performance, but also by an adjustment toward the median salary level of similarly situated executives of the companies in the Compensation Peer Group. The actual salary increases for each of our named executive officers are set forth below in our Summary Compensation Table for 2010.

Annual Performance-Based Incentive Compensation

How is annual performance-based incentive compensation determined?

Annual performance-based incentive compensation is designed to motivate our executives, including the named executive officers, and to reward them for achievement of certain of the Company’s near-term financial and operational performance objectives, which the Company believes are critical to our long-term success. Each year, in connection with our Board’s consideration of management’s proposed business plan for the following year, the Compensation Committee considers whether to establish an “annual incentive plan” for the succeeding year. For each year that the Compensation Committee establishes an annual incentive plan, the Compensation Committee also approves the performance metrics that apply to that year. The annual incentive plan is a cash-based incentive program that provides an annual award for executives, including all of the named executive officers, and it is generally designed so that the awards granted under the plan qualify as performance-based compensation under Section 162(m) of the Internal Revenue Code. If established for a given year, the annual incentive plan provides guidelines for the calculation of annual cash incentive compensation, subject to the Compensation Committee’s oversight and modification, and it includes various target award opportunities, described as percentages of base salary, based upon a participant’s accountability for and impact on our operations.

Each year, the Compensation Committee determines, and our Board is asked to affirm, the threshold, target and maximum performance goals for each performance metric of the annual incentive plan. The performance metrics and target ranges of the annual incentive plan are generally established based upon the objectives set forth in the business plan for the applicable fiscal year, if the Compensation Committee believes that the business plan reflects the strong performance needed to enhance stockholder value. In addition, the Compensation Committee may consider specific circumstances the Company is expected to confront during the coming year. Generally, the Compensation Committee intends to set the performance goals at levels such that the relative difficulty of achieving goal-level performance is consistent from year to year. Payment of awards under the annual incentive plan is then based upon the achievement of performance goals, as determined by the Compensation Committee. Performance goals are subject to threshold and ceiling amounts of 75% and 125%, respectively, of each target performance goal.

Our annual incentive plans have historically provided our named executive officers the ability to receive varying levels of their target award amounts based upon actual performance for the applicable year as follows:

Percentage of Target Award Payable	Level of Performance Achievement
0%	Less than 75% threshold
25.00% – 99.99%	75% threshold to target
100.00%	Target
100.01% – 199.99%	Target to 125% ceiling
200.00%	125% ceiling and above

Upon completion of our fiscal year, the Compensation Committee determines the percentage amount that reflects the level of performance achievement against the established performance goals. The Compensation Committee may also determine whether an individual’s performance merits adjustment of an award, considering factors such as the individual’s role in the Company, his or her level of responsibility, achievement of personal performance goals, growth in sales, revenue or new business for which such executive is responsible and overall performance impact on financial results. The 2010 fiscal year is the fifth year for which the current Annual Performance Award Policy methodology, as discussed below, has been used.

What was the named executive officers’ performance-based incentive compensation for 2010?

For 2010, the Compensation Committee established the 2010 Annual Performance Award Policy, or 2010 policy, and based annual incentives for the named executive officers upon the business plan for 2010 that was presented by management to our Board in December 2009. The 2010 policy performance metrics were financial objectives relating to total revenues and adjusted EBITDA, with each component accounting for 50% of the total 2010 policy awards. Adjusted EBITDA is a non-GAAP financial measure that represents earnings before interest, taxes, depreciation and amortization, and adjusted to exclude the effects of certain non-recurring items of income or loss.

With respect to the 2010 fiscal year, the percentages of target awards payable to the named executive officers based upon the level of performance achievement ranged from 45% to 75% of base salary. The level of achievement of the performance objectives for 2010 was approved at 119% of target, which set the size of the pool from which awards could be paid, based upon a target award for each executive that could be adjusted by the Compensation Committee for that individual’s performance. The level of achievement of the 2010 performance objectives is set forth in the following table:

	2010 Target	2010 Actual
EBITDA	$165.3	$176.90
Total Revenues	$322.5	$330.30

Based on the foregoing levels of achievement, our named executive officers were entitled to receive unadjusted performance awards equal to 45%, 50% and 75% of their respective base salaries for 2010. The primary factors affecting our strong overall performance in 2010 included (i) the Company’s satisfying the challenging performance demands of our NextView contract with the National Geospatial-Intelligence Agency, or the NGA; (ii) increased deliveries of imagery and production services to domestic commercial customers and (iii) ground system upgrades and increased imagery deliveries to international regional affiliate customers. The actual awards earned by each of our named executive officers for 2010 are set forth below in our Summary Compensation Table for 2010, under the heading “Non-Equity Incentive Plan Compensation.”

In recognition of the named executive officers’ dedication and contributions to these and other events, such as the award by the NGA of the EnhancedView contract to the Company and our successful issuance of 80,000 shares of preferred stock to Cerberus Satellite LLC, an affiliate of Cerberus Capital Management, L.P., the Compensation Committee approved the payment of additional discretionary cash bonuses to the named executive officers. These discretionary payments were based on the Chief Executive Officer’s subjective and qualitative assessment of each officer’s performance during 2010, and took into account each individual’s contribution to the Company’s 2010 achievements, including his or her level of accountability, contributions, leadership and overall performance impact on our financial and operational results. In addition, the Chief Executive Officer considered the individual’s leadership contributions to the Company relative to all members of senior management. The differing award levels recommended to and approved by the Compensation Committee reflect the subjective assessment by the Chief Executive Officer of each individual’s overall contribution to Company performance, including through leadership and personal contributions towards the Company’s strategic initiatives as described above. The actual awards earned by each of our named executive officers for 2010 are set forth below in our Summary Compensation Table for 2010, under the heading “Bonus.”

Long-Term Incentive Compensation

Why does the Company pay long-term incentive compensation?

We believe long-term incentive compensation encourages our executive officers, including our named executive officers, and certain designated key employees to focus on our long-term performance and provides an opportunity for them to increase their stake in the Company through grants of options and restricted stock units, or RSUs. We utilize a mix of stock options and restricted stock unit grants in paying long-term incentive compensation to align the interests of our executives with those of our stockholders by rewarding executives for sustained increases in the price of our common stock. At the same time, we allow for a meaningful decrease in the compensation and personal holdings of our executives in the event our stock price declines.

How is long-term incentive compensation determined?

Long-term incentive compensation is paid to our executive officers, including our named executive officers, through the use of equity-based compensation awards provided for in our 2006 plan or 2010 plan. The Compensation Committee makes all determinations regarding the grant of equity awards under our equity incentive plans. When allocating long-term equity incentive awards, the Compensation Committee currently targets 50% of the total value of all equity incentive awards to be comprised of stock options with the remaining 50% to be comprised of restricted stock unit awards. Options to purchase our common stock generally have an eight-year term and vest, if at all, in four equal annual installments beginning on the first anniversary of the date of grant, subject to the executive’s continued employment with us on each applicable vesting date. Vesting rights cease upon termination of employment except in the case of death (subject to a one-year limitation), disability or retirement. Restricted stock units are generally subject to cliff-based vesting based upon both an executive’s continued service with us and company performance relative to pre-established objectives over a two or three-year period. All equity-based awards granted prior to June 3, 2010, are awarded under and subject to the terms and conditions set forth in the 2006 plan. Following the approval of our 2010 plan at the annual stockholders’ meeting in June 2010, all equity-based awards are awarded under and subject to the terms and conditions set forth in the 2010 plan.

When determining the size of a named executive officer’s equity-based award, the Compensation Committee considers several factors, including our stock price, the named executive officer’s tenure, prior award history, role within the Company, level of responsibility, experience and/or performance and the compensation practices of industry peers. In general, the Chief Executive Officer receives a greater portion of his total compensation in the form of equity grants than the Company’s other named executive officers. As such, Mr. O’Connell’s equity grants are substantially larger than our other named executive officers; however, grants to Mr. O’Connell are based upon the same criteria outlined above.

Restricted stock units are granted in relation to two or three-year performance cycles and vest, if at all, on the second or third anniversary of the award date, subject to the executive’s continued employment with us on the vesting date and the achievement of company performance goals established at the time of the grant. The portion of an award that vests is determined by multiplying the target number of restricted stock units granted by the “applicable vesting percentage.” The applicable vesting percentage may range from 20% to 200%, as determined by the level of performance actually achieved. Performance goals are subject to threshold and ceiling amounts of 60% and 150%, respectively, of the target performance goal. Once threshold performance has been achieved, the applicable vesting percentage increases by 2% for each 1% increase in actual performance above the threshold up to a maximum applicable vesting percentage of 200%. If threshold performance is not achieved, the applicable vesting percentage is 0%, and none of the restricted stock units vest. In no event may the applicable vesting percentage exceed 200%.

What performance criteria are used for restricted stock unit awards?

Prior to 2010, the performance criteria for restricted stock units granted pursuant to our equity incentive plans was determined with reference to our “return on assets.” Return on assets was determined by dividing (i) our consolidated operating cash flow as set forth in our filed Annual Report on Form 10-K for the three fiscal years through the vesting date, less certain adjustments, by (ii) our total assets for the three years through the vesting date as set forth in our Annual Report on Form 10-K, calculated on a weighted average return basis. Application of the return on assets formula resulted in the Company failing to meet the minimum performance targets for the performance cycles of 2006-2008 and 2007-2009. As a result, the restricted stock units granted with respect to those performance cycles failed to vest, and no value was realized despite the strong overall performance of the Company during the applicable periods.

In 2010, the Compensation Committee reassessed the appropriateness of the return on assets performance metric in light of the strong overall performance of the Company, and whether the metric was properly applied to incentivize executive management consistent with the Company’s executive compensation principles and objectives discussed above. Following its review, the Compensation Committee approved a modification of the outstanding restricted stock unit awards to clarify that the calculation to be used in measuring performance should be a total three-year return on equity/debt formula. “Return on equity/debt” is the financial quotient obtained by dividing (i) our total net cash provided by operations, excluding certain items, for the three years through the applicable vesting date by (ii) total stockholders’ equity and total long-term debt for the three years prior to vesting. As a result of the clarification, the return on equity/debt formula was used to determine the applicable vesting percentages of the restricted stock unit grants for 2008 that vested in March 2011 and will be used to determine the applicable vesting percentage of restricted stock unit grants for 2009 that will vest in March 2012.

The calculation for the return on equity/debt for the 2008 awards that vested in March 2011 is set forth in the table below (dollars in millions):

	Total Net Cash from Operations for 3 Year Vesting Period	Total Stockholders’ Equity and Long-Term Debt for 3 Year Vesting Period	Actual Weighted Average Return on Equity/Debt	Target Weighted Average Return on Equity/Debt	Payout
2008 LTIP Award	$200	$1,834	10.92%	11.30%	93.24%

In 2010, the Compensation Committee evaluated possible company performance metrics to be used in connection with the 2010 restricted stock unit awards. The Compensation Committee determined that an “adjusted EBITDA per fully diluted share” metric measured over a two-year period was an appropriate measurement of performance on which to measure long-term incentive compensation performance. “Adjusted EBITDA per fully diluted share” for any fiscal year means the financial quotient obtained by dividing (a) the Company’s consolidated Adjusted EBITDA by (b) the fully diluted shares outstanding as reported in our Form 10-K for such fiscal year. “Adjusted EBITDA” is equal to net income (loss) before net interest income or expense, income tax expense (benefit), depreciation and amortization, non-cash stock-based compensation expense and other items. The Compensation Committee also determined to require that executives hold any stock they may receive in connection with the vesting of their 2010 long-term incentive award for a period of three years following the vesting date of the award. Additional information regarding the restricted stock units we granted to the named executive officers in 2010 is set forth in the Grants of Plan Based Awards for 2010 table below. Awards of restricted stock units have been made in 2011 to our executive officers, including the named executive officers, with substantially similar terms and conditions.

Do the named executive officers participate in any retirement and deferred compensation plans?

Yes. The Company maintains a tax-qualified retirement savings plan pursuant to which all employees, including the named executive officers, are able to contribute on a before-tax basis up to the limit prescribed by the Internal Revenue Service. We match 100% of the first 4% of pay that is contributed to the savings plan. The Company does not maintain any non-qualified deferred compensation plans in which named executive officers participate.

Does the Company provide any perquisites to the named executive officers?

Yes. We provide the Chief Executive Officer with reimbursement for the lease of an automobile and for commuting to the Company’s offices in Virginia from his residence in New York. We also provide executive health physicals for each of our named executive officers. Each of the named executive officers also receives life insurance benefits paid for by the Company in excess of the group life coverage provided to all employees.

The Compensation Committee periodically reviews the levels of perquisites and other personal benefits provided to named executive officers. We believe the perquisites and other personal benefits that we provide to our named executive officers are reasonable, consistent with our overall compensation program and are a cost-effective tool in attracting and retaining superior employees for key positions due to their relatively low cost and perceived high value.

Does the Company have any change-in-control agreements with named executive officers?

Yes. On April 12, 2007, we adopted a Key Employee Change In Control Severance Plan, or the CIC Plan, covering the named executive officers. The CIC Plan is designed to promote stability and continuity of senior management and to encourage their continued attention and dedication when considering strategic alternatives. The Compensation Committee determines which executives are covered by the CIC Plan based upon its judgment as to which executives are critical to the operations of the Company prior to the consummation of a change in control and who may need added incentive to ensure their retention during a potential change in control. Information regarding payments under the CIC Plan for the named executive officers is provided under the heading “Payments Made Upon a Change in Control and Termination Without Cause” below.

Compensation Committee Report

The Compensation Committee consists of the following four non-employee directors: Messrs. Sprague (Chairman), Ahearn, Faga and Simon, each of whom our Board has determined is independent under the applicable rules of the NASDAQ Stock Market. The Compensation Committee has duties and powers as described in its written charter adopted by our Board. A copy of the charter can be found on the Company’s Web site at http://www.geoeye.com.

The Compensation Committee has reviewed and discussed the disclosures contained in the CD&A with management. Based on this review and discussion, the Compensation Committee recommended to the Board that the CD&A be included in this proxy statement for filing with the U.S. Securities and Exchange Commission.

The Compensation Committee:

William W. Sprague
Joseph M. Ahearn
Martin C. Faga
James M. Simon, Jr.

Pursuant to the rules of the SEC, the foregoing Compensation Committee Report is not deemed “soliciting material,” is not “filed” with the Commission and is not incorporated by reference with the Company’s Annual Report on Form 10-K, whether made before or after the date hereof and irrespective of any general incorporation language in such report.

COMPENSATION TABLES

Summary Compensation Table

The table below summarizes the total compensation paid or earned by each of the named executive officers for the fiscal year ended December 31, 2010.

Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)		Option Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)(4)	All Other Compensation ($)(5)	Total ($)
Matthew M. O’Connell	2010	474,808	140,000	538,731	(7)(8)	448,597	441,788	70,026	2,113,950
President, Chief Executive	2009	435,485	200,000	270,106		256,207	431,965	50,440	1,644,203
Officer and Director	2008	420,000	—	258,166		202,587	—	48,520	929,273

Joseph F. Greeves(6)	2010	300,808	70,000	415,393	(8)	299,073	186,830	13,727	1,285,831
Executive Vice President, Chief Financial Officer	2009	137,596	75,000	225,105		505,159	127,200	1,631	1,071,691

William Schuster	2010	306,311	60,000	387,771	(7)(8)	299,073	186,830	13,789	1,253,774
Chief Operating Officer	2009	282,858	75,000	113,824		107,951	164,440	10,989	755,062
	2008	275,843	—	91,877		55,366	—	10,989	434,075

William L. Warren	2010	263,399	90,000	254,488	(7)(8)	186,911	161,840	15,179	971,817
Executive Vice President, General	2009	248,900	75,000	88,232		83,675	141,351	9,575	646,733
Counsel & Corporate Secretary	2008	240,054	—	88,823		61,964	—	9,200	400,041

Brian E. O’Toole(6)	2010	243,269	90,000	383,681	(8)	261,686	150,609	4,901	1,134,146
Chief Technology Officer	2009	233,294	75,000	79,931		75,821	100,787	8,308	573,141

____________
(1)
In 2010, the Company awarded discretionary bonus payments to all of its current named executive officers in recognition of extraordinary individual performance related to financing and operational activities as further described under “What was the named executive officers’ performance-based incentive compensation for 2010?’ in our CD&A.

(2)
On May 6, 2010, pursuant to its Long Term Incentive Plan (“LTIP”), the Company granted RSUs to the named executive officers for the 2010-2011 performance cycle, which will vest on May 6, 2012, only if the Company achieves certain identified targets, as further described under “What performance criteria are used for restricted stock unit awards?” in our CD&A. If performance is achieved, the RSUs will vest and be converted into shares of our common stock, subject to the named executive officer remaining employed by us through the vesting date. Except where indicated, the amounts in this column represents the grant date fair value based on the probable outcome of the performance conditions determined in accordance with FASB ASC Topic 718. The amounts in this column do not reflect the actual value of the award to the executive, which depends solely on the achievement of specified performance objectives over the performance period.  The maximum potential value of these RSUs (assuming the highest level of performance achievement) is $1,154,862, $769,944, $769,944, $481,202 and $673,662 to each of Messrs. O’Connell, Greeves, Schuster, Warren and O’Toole, respectively.

(3)
On March 9, 2010, the Company granted options to purchase Common Stock under the LTIP to the named executive officers.  This amounts in this column represents the aggregate grant date fair value determined in accordance with FASB ASC Topic 718 of stock options granted during the applicable fiscal year to each of the named executive officers.  The assumptions used in determining the fair value of the options are set forth in Note 19, “Stock Incentive Plans — Value Assumptions,” to our Consolidated Financial Statements found in our Annual Report on Form 10-K for the year ended December 31, 2010. The LTIP options vest 25% each year, beginning with March 9, 2011, and expire on March 9, 2018.

(4)
The Company awarded annual cash incentive-based compensation to the named executive officers based upon achievement of performance objectives relating to earnings and revenues for 2010. See “What was the named executive officers’ performance-based incentive compensation for 2010?” in our CD&A for additional information related to these awards.

(5)	Includes perquisites, insurance premiums and other compensation itemized on the “2010 All Other Compensation” table.

(6)	Messrs. Greeves and O’Toole did not become named executive officers until 2009; therefore, no disclosure is made for the prior years.

(7)
During 2010, the RSUs granted on April 12, 2007, to Messrs. O'Connell, Schuster and Warren under our LTIP with respect to the 2007-2009 performance cycle were cancelled due to the Company not reaching the minimum target asset return for the RSUs to vest. As a result, no named executive officer was issued shares of stock. Messrs. O'Connell, Schuster and Warren had 10,254 RSUs valued at $184,572, 2,376 RSUs valued at $42,768 and 1,752 RSUs valued at $31,536, respectively, that were cancelled as of April 12, 2010.

(8)
On June 8, 2010, the performance metrics for the following RSUs were modified from a return on assets metric to a return on equity/debt metric: Those granted on December 24, 2008, and May 5, 2009, to Messrs. O'Connell, Schuster, Warren and O’Toole; and those granted on June 15, 2009, to Mr. Greeves. The amounts in this column include the incremental fair value of these RSUs determined in accordance with FASB ASC Topic 718.  For additional information regarding these modified awards, please refer to “What performance criteria are used for restricted stock unit awards?” in our CD&A.

2010 All Other Compensation

Name	Year	Perquisites and Other Personal Benefits ($)		Insurance Premiums ($)(1)	Company Contributions to Retirement and 401(k) Plans ($)(2)	Total ($)
Matthew M. O’Connell	2010	55,877	(3)	4,349	9,800	70,026
President, Chief Executive Officer and Director

Joseph F. Greeves	2010	2,069	(4)	1,819	9,839	13,727
Executive Vice President, Chief Financial Officer

William Schuster	2010	2,200	(4)	1,789	9,800	13,789
Chief Operating Officer

William L. Warren	2010	3,950	(4)	1,429	9,800	15,179
Executive Vice President, General Counsel and Corporate Secretary

Brian E. O’Toole	2010	—		939	3,962	4,901
Chief Technology Officer
____________
(1)	Consists of life insurance premiums paid for 2010 under separate term life insurance policies for each of the named executive officers.

(2)	Totals consist of Company matches to named executive officer contributions to 401(k) plan. Company has no other retirement plan in place.

(3)
Consists of $18,000 car allowance, $33,401 commuting costs from his New York, New York residence to the Company’s Dulles, Virginia office, and $4,476 paid for executive physical examinations during 2010.

(4)	Consists of costs paid for executive health physical during 2010.

2010 Perquisites

Name	Year	Personal Use of Company Car/Parking(1)	Total Perquisites and Other Personal Benefits
Matthew M. O’Connell	2010	$18,000	$37,877	(2)
President, Chief Executive Officer and Director

Joseph F. Greeves	2010	—	$2,069	(3)
Executive Vice President, Chief Financial Officer

William Schuster	2010	—	$2,200	(3)
Chief Operating Officer

William L. Warren	2010	—	$3,950	(3)
Executive Vice President, General Counsel and Corporate Secretary

Brian E. O’Toole	2010	—	—
Chief Technology Officer
____________
(1)	Company does not pay for parking for any employee. Company provides $18,000 car allowance for the CEO only.

(2)
Other personal benefits include the Company’s reimbursement of costs associated with Mr. O’Connell’s commute from his residence in New York, New York to the Company’s Dulles, Virginia office, and costs for executive health physical during 2010.

(3)	Other personal benefits include costs for executive physical examinations.

2010 Grants of Plan-Based Awards

The following table shows information concerning plan-based awards in fiscal 2010 to the named executive officers:

		Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Possible Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of	All Other Option Awards: Number of	Exercise or Base	Grant Date Fair Value of Stock
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)	Shares of Stock or Units (#)	Securities Underlying Options (#)(3)	Price of Option Awards ($/Sh)	and Option Awards ($)
Matthew M. O’Connell	3/9/2010								34,856	25.04	448,597	(4)
President, Chief	5/6/2010				4,445	22,226	44,452				577,431	(5)
Executive Officer	6/8/2010				1,612	8,061	16,122				107,373	(6)
and Director	6/8/2010				2,037	10,185	20,370				38,499	(6)
	N/A	92,813	371,250	742,500

Joseph F. Greeves	3/9/2010								23,238	25.04	299,073	(4)
Executive Vice	5/6/2010				2,964	14,818	29,636				384,972	(5)
President and Chief	6/8/2010				791	3,956	7,912				30,422	(6)
Financial Officer	N/A	39,250	157,000	314,000

William Schuster	3/9/2010								23,238	25.04	299,073	(4)
Chief Operating	5/6/2010				2,964	14,818	29,636				384,972	(5)
Officer	6/8/2010				441	2,203	4,406				29,344	(6)
	6/8/2010				858	4,292	8,594				16,224	(6)
	N/A	39,250	157,000	314,000

William L. Warren	3/9/2010								14,523	25.04	186,911	(4)
Executive Vice	5/6/2010				1,852	9,261	18,522				240,601	(5)
President, General	6/8/2010				493	2,466	4,932				32,847	(6)
Counsel and	6/8/2010				665	3,327	6,654				12,576	(6)
Corporate Secretary	N/A	34,000	136,000	272,000

Brian E. O’Toole	3/9/2010								20,333	25.04	261,686	(4)
Chief Technology	5/6/2010				2,593	12,965	25,930				336,831	(5)
Officer	6/8/2010				532	2,662	5,324				35,458	(6)
	6/8/2010				603	3,014	6,028				11,393	(6)
	N/A	28,125	112,500	225,000
____________
(1)
For Non-Equity Incentive Plan Awards, these columns show the range of potential cash payouts that each named executive officer was entitled to earn for calendar year 2010 pursuant to annual non-equity incentive awards made under the Annual Incentive Plan as described under “What was the named executive officers’ performance-based incentive compensation for 2010?” in our CD&A. The threshold amount is based on 25% of the named executive officer’s target bonus amount and the maximum payout is 200% of the named executive officer’s target bonus amount. For bonus payments made during 2010, please refer to the Summary Compensation Table.

(2)
These amounts relate to grants in the form of RSUs issued under our LTIP. “Target” is the number of RSUs awarded during 2010. “Threshold” represents the lowest possible payout (20% of the grant) if there is a payout, and “Maximum” reflects the highest possible payout (200% of the grant). The RSUs were designed with a performance cycle from 2010 through 2011. The RSUs granted will vest entirely and convert into shares of stock if (i) the Company achieves its target and (ii) if the named executive officer remained employed by the Company through May 6, 2012. See “What performance criteria are used for restricted stock unit awards?” in our CD&A for additional information.

(3)	All option grants made in 2010 were in the form of LTIP grants awarded on March 9, 2010. The LTIP options have an eight-year term. All LTIP option grants vest 25% each year beginning March 9, 2011.

(4)
The amounts in this column represents the aggregate grant date fair value determined in accordance with FASB ASC Topic 718 of stock options granted during the applicable fiscal year to each of the named executive officers. Grant Date fair value assumptions are consistent with those disclosed in Note 2, “Significant Accounting Policies — Stock Based Compensation” to our Consolidated Financial Statements found in our 2010 Annual Report on Form 10-K. Valuation for option grants, pursuant to Financial Accounting Standards Board’s (“FASB”) Accounting Standards Codification (“ASC”) 718 is based on the Black-Scholes model. Options granted on March 9, 2010, had a grant date fair value of $12.87. All calculations are rounded to the nearest dollar.

(5)
On May 6, 2010, pursuant to the LTIP, the Company granted RSUs to the named executive officers for the 2010-2011 performance cycle which will vest on May 6, 2012, only if the Company achieves certain identified targets, as further described under “What performance criteria are used for restricted stock unit awards?” in our CD&A. If performance is achieved, the RSUs will vest and be converted into shares of our common stock, subject to the named executive officer remaining employed by us through the vesting date. The amounts in this column represents the grant date fair value based on the probable outcome of the performance conditions determined in accordance with FASB ASC Topic 718. The amounts in this column do not reflect the actual value of the award to the executive, which depends solely on the achievement of specified performance objectives over the performance period.

(6)
On June 8, 2010, the performance metrics for the following RSUs were modified from a return on assets metric to a return on equity/debt metric: Those granted on December 24, 2008, and May 5, 2009, to Messrs. O'Connell, Schuster, Warren and O’Toole; and those granted on June 15, 2009, to Mr. Greeves.  The amounts in this column represent the incremental fair value of these RSUs determined in accordance with FASB ASC Topic 718. For additional information regarding these modified awards, please refer to “What performance criteria are used for restricted stock unit awards?” in our CD&A.

2010 Outstanding Equity Awards at Fiscal Year-End

The following table shows information concerning the equity awards held by the named executive officers that were outstanding as of the end of the 2010 fiscal year.

	Option Awards								Stock Awards
Name	Option Grant Date	Number of Securities Underlying Unexercised Options/SARS (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date(1)	Stock/RSU Grant Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)(2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(2)
Matthew M. O’Connell	9/24/2004	45,307	(3)	—			6.50	9/23/2014
President, Chief Executive	4/12/2007	17,284	(4)	5,761	(4)		18.00	4/12/2015
Officer and Director	4/12/2007	16,000	(5)	5,334	(5)		18.00	4/12/2015
	12/24/2008	12,067	(6)	12,068	(6)		24.50	8/26/2016	12/24/2008	7,516	(7)	318,603
	3/12/2009	5,031	(8)	15,095	(8)		19.52	3/11/2017
									5/5/2009				10,185	(9)	431,742
	3/9/2010	—		34,856	(10)		25.04	3/9/2018	5/6/2010				22,226	(11)	942,160

Joseph F. Greeves	6/15/2009	1,496	(12)	4,490	(12)		22.61	6/14/2017	6/15/2009				3,956	(13)	167,695
Executive Vice President	6/15/2009	6,250	(14)	18,750	(14)		22.61	6/14/2019	6/15/2009	4,000	(15)	169,560
and Chief Financial Officer	3/9/2010	—		23,238	(10)		25.04	3/9/2018	5/6/2010				14,818	(11)	628,135

William Schuster	12/6/2004	22,262	(16)	—			18.25	12/5/2014
Chief Operating Officer	4/12/2007	4,006	(4)	1,335	(4)		18.00	4/12/2015
	4/12/2007	3,709	(5)	1,236	(5)		18.00	4/12/2015
	12/24/2008	3,298	(6)	3,298	(6)		24.50	8/26/2016	12/24/2008	2,054	(7)	87,069
	3/12/2009	2,120	(8)	6,360	(8)		19.52	3/11/2017
	3/9/2010	—		23,238	(10)		25.04	3/9/2018	5/5/2009				4,292	(9)	181,938
									5/6/2010				14,818	(11)	628,135

William L. Warren	9/24/2004	21,359	(3)	—			6.50	9/23/2014
Executive Vice President,	4/12/2007	3,500	(4)	1,167	(4)		18.00	4/12/2015
General Counsel and	4/12/2007	2,734	(5)	912	(5)		18.00	4/12/2015
Corporate Secretary	12/24/2008	3,691	(6)	3,691	(6)		24.50	8/26/2016	12/24/2008	2,299	(7)	97,455
	3/12/2009	1,643	(8)	4,930	(8)		19.52	3/11/2017
	3/9/2010	—		14,523	(10)		25.04	3/9/2018
									5/5/2009				3,327	(9)	141,032
									5/6/2010				9,261	(11)	392,574

Brian E. O’Toole	8/11/2008	10,000	(17)	10,000	(17)		24.06	8/10/2018	8/11/2008	1,667	(18)	70,664
Chief Technology Officer	12/24/2008	3,985	(6)	3,985	(6)		24.50	8/26/2016	12/24/2008	2,482	(7)	105,212
	3/12/2009	1,489	(8)	4,467	(8)		19.52	3/11/2017
	3/9/2010	—		20,333	(10)		25.04	3/9/2018
									5/5/2009				3,014	(9)	127,763
									5/6/2010				12,965	(11)	549,586

(1)
Options vest at the rate of 25% per year over the first four years of the life of the option. Options granted under the LTIP have an eight-year term, and the options granted under the non-LTIP have a ten-year term. All options granted in 2004 were non-LTIP options. All option granted in 2010 were LTIP grants.

(2)	Market value is based on the closing stock price of $42.39 on December 31, 2010, the last day of the fiscal year.

(3)
Mr. O’Connell was awarded 45,307 options to purchase Common Stock under the 2003 Incentive Plan, and Mr. Warren was awarded 21,359 options to purchase Common Stock under the 2003 Incentive Plan. All of these options had vested as of December 31, 2008. These options are exercisable until September 23, 2014.

(4)
This amount represents the number of options issued to the named executive officer under our LTIP for 2006. The options vest at a rate of 25% per year on the anniversary of the grant date over the first four years of the eight-year option term.

(5)
This amount represents the number of options issued to the named executive officer under our LTIP for 2007. The options vest at a rate of 25% per year on the anniversary of the grant date over the first four years of the eight-year option term.

(6)
This amount represents the amount of options issued to the named executive officer under our LTIP for 2008. The options vest at a rate of 25% per year on the anniversary of the grant date over the first four years of the eight-year option term, beginning August 26, 2009 and will expire August 26, 2016.

(7)
All of the named executive officers, with the exception of Mr. Greeves, were granted RSUs under our LTIP with respect to the 2008-2010 performance cycle. Between 20%-200% of the RSUs would vest if the Company achieved its target on March 15, 2011. On March 15, 2011, the RSUs were converted into shares of Common Stock at a payout of 93.24%, and awarded to the named executive officers on that date.

(8)
This amount represents the amount of options issued to the named executive officer under our LTIP for 2009. The options vest at a rate of 25% per year on the anniversary of the grant date over the first four years of the eight-year option term, beginning March 12, 2010, and will expire March 11, 2017.

(9)
All of the named executive officers, with the exception of Mr. Greeves, were granted RSUs under our LTIP with respect to the 2009-2011 performance cycle. Between 20%-200% of the RSUs will vest if the Company achieves its target on March 15, 2012. If the RSUs vest on March 15, 2012, they will be converted into shares of Common Stock and awarded to the named executive officer if he is still employed by us.

(10)
This amount represents the amount of options issued to the named executive officer under our LTIP for 2010. The options vest at a rate of 25% per year on the anniversary of the grant date over the first four years of the eight-year option term, beginning March 9, 2011, and will expire March 9, 2018.

(11)
All of the named executive officers were granted RSUs under our LTIP with respect to the 2010-2011 performance cycle. Between 20%-200% of the RSUs will vest if the Company achieves its target on May 6, 2012. If the RSUs vest on May 6, 2012, they will be converted into shares of Common Stock and awarded to the named executive officer if he is still employed by us.

(12)
This amount represents the amount of options issued to Mr. Greeves under our LTIP for 2009. The options will vest at a rate of 25% per year on the anniversary of the grant date over the first four years of the eight-year option term, beginning June 15, 2010, and will expire June 14, 2017.

(13)
This amount represents the RSUs granted to Mr. Greeves on June 15, 2009, under our LTIP with respect to the 2009-2011 performance cycle. Between 20%-200% of the RSUs will vest if the Company achieves its target on March 15, 2012. If the RSUs vest on March 15, 2012, they will be converted into shares of Common Stock and awarded to Mr. Greeves if he is still employed with us.

(14)
Pursuant to his employment agreement, Mr. Greeves was granted 25,000 options to purchase shares of Common Stock. The options will vest at a rate of 25% per year on the anniversary of the grant date over the first four years of the ten-year option term, beginning June 15, 2010, and will expire June 14, 2019.

(15)
This amount represents the remaining unvested restricted stock granted to Mr. Greeves on June 15, 2009, the first day of his employment with the Company. The restricted stock will vest in three equal installments on the anniversary of the grant date, beginning June 15, 2010. As of December 31, 2010, 2,000 shares of stock had vested.

(16)
Pursuant to his employment agreement, Mr. Schuster was granted 22,262 options to purchase shares of Common Stock, all of which had vested as of December 31, 2008. All shares underlying this option were exercised in March 2011.

(17)
Pursuant to his employment agreement, Mr. O’Toole was granted 20,000 options to purchase shares of Common Stock. The options vest at a rate of 25% per year on the anniversary of the grant date over the first four years of the ten-year option term, beginning August 11, 2009 and will expire August 10, 2018.

(18)
This amount represents the remaining unvested restricted stock granted to Mr. O’Toole on August 11, 2008, the first day of his employment with the Company. The restricted stock vests in three equal installments on the anniversary of the grant date starting August 11, 2009. As of December 31, 2010, 3,333 shares had vested.

2010 Option Exercises and Stock Vested Table

The following table shows information on shares of stock held by the named executive officers that vested in fiscal 2010. No stock options were exercised by the named executive officers in fiscal 2010.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise	Value Realized on Exercise	Vesting Date	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting (1)($)
Matthew M. O’Connell	—	—	3/17/2010(2)	842	24,671
President, Chief Executive
Officer and Director

Joseph F. Greeves	—	—	6/15/2010(3)	2,000	64,540
Executive Vice President and Chief Financial Officer

William Schuster	—	—	—	—	—
Chief Operating Officer

William L. Warren	—	—	3/17/2010(2)	481	14,093
Executive Vice President, General
Counsel and Corporate Secretary

Brian E. O’Toole	—	—	3/17/2010(2)	451	13,214
Chief Technology Officer			8/11/2010(4)	1,667	60,262
____________
(1)	Value for the restricted stock is calculated based on the average of the high and low trading prices on the vesting date. All calculations are rounded to the nearest dollar.

(2)
On March 17, 2009, Messrs. O’Connell, Warren and O’Toole were granted restricted stock as part of their annual compensation for 2009. The stock vested 100% on the one-year anniversary of the grant date, March 17, 2010.

(3)
On June 15, 2009, Mr. Greeves was granted 6,000 shares of restricted stock, pursuant to the terms of his employment agreement. The restricted stock will vest in three equal annual installments on the anniversary of the grant date. This represents the first vested tranche of shares.

(4)
Pursuant to Mr. O’Toole’s employment agreement, he was awarded 5,000 shares of restricted stock, which vest in three equal installments on the anniversary of the grant date beginning on August 11, 2009. This represents the second vested tranche of shares.

Potential Payments Upon Termination Without Cause

The table below reflects the amounts to be paid to each of the named executive officers in the event of termination of employment without cause. The amounts shown assume that such termination was effective as of December 31, 2010, and are estimates of the amounts that would be paid out to the named executive officers upon their termination. The actual amounts to be paid out can only be determined at the time of such officer’s separation.

Name(1)	Salary(2) ($)	Bonus(3) ($)	Accelerated Options(4) ($)		Accelerated Stock(4) ($)		Life Insurance(5) ($)		Medical Insurance(5) ($)
Matthew M. O’Connell
President, Chief Executive Officer and Director
Termination w/out Cause	495,000	441,788	—		—		600		5,949
Death	(6)	(6)	—		—		—	(7)	—

Joseph F. Greeves
Executive Vice President and Chief Financial Officer
Termination w/out Cause	314,000	186,830	370,875	(8)	169,560	(9)	600		18,198
Death	(6)	(6)	—		—		—	(7)	—

William Schuster
Chief Operating Officer
Termination w/out Cause	235,500	186,830	—		—		450		13,648
Death(6)	(6)	(6)	—		—		—	(7)	—

William L. Warren
Executive Vice President, General Counsel and Corporate Secretary
Termination w/out Cause	136,000	—	—		—		300		4,452
Death	—	—	—		—		—	(7)	—

Brian E. O’Toole
Chief Technology Officer
Termination w/out Cause	250,000	—	—		—		600		18,198
Death	—	—	—		—		—	(7)	—
____________
(1)
The respective employment agreements for Messrs. O’Connell, Greeves and Schuster or offer letter (in the case of Mr. Warren and Mr. O’Toole) outline the compensation and benefits that would be offered for a defined period of time (“Severance Period”) in the event of a termination without cause. The Severance Period for Messrs. O’Connell, Greeves and O’Toole is 12 months. The Severance Period for Mr. Schuster is nine months, and the severance period for Mr. Warren is six months. All totals in the table assume a termination without cause as of December 31, 2010. Fair market value of the stock on that date was $42.39.

(2)
In the event of a termination without cause, the Company will pay the named executive officer regular bi-weekly payments equal to his usual base salary, less payroll deductions and required withholdings for the length of the Severance Period as defined above.

(3)
In the event of a termination without cause, the Company will pay Messrs. O’Connell, Greeves or Schuster the portion of their annual bonus, if any, that he is entitled to for the calendar year based upon such performance for such year prorated based upon the number of full months he was employed in such year, payable at the time such amount would have otherwise been due.

(4)
With the exception of Mr. Greeves’ employment agreement, which provides for the immediate vesting of 25,000 options to purchase common stock and 6,000 restricted shares of common stock in the event of a termination without cause, there is generally no provision for acceleration of stock or options in the case of a termination without cause, except as described below in connection with a change in control. Unless provided for in a separate severance agreement, any unvested options or stock will be cancelled.

(5)	All group health and life insurance payments will be made by the Company throughout the Severance Period.

(6)
In the event of death, the Company will pay any earned but unpaid salary at the time of death, and at the time such amount would otherwise have been due, a pro rata portion of the bonus, if any, that may otherwise have been paid with respect to the annual period in which death occurs.

(7)
In the event of death during a Severance Period, life insurance proceeds would be payable to Messrs. O’Connell, Greeves, Warren and O’Toole in the amount of $1,000,000 each and to Mr. Schuster in the amount of $900,000.

(8)
Pursuant to Mr. Greeves employment agreement, in the event that he was terminated without cause by the Company, 25,000 options would immediately vest. Value is determined by multiplying the difference between the exercise price, $22.61, and the fair market value price of our common Stock as of the fiscal year end, $42.39, by the number of unvested options.

(9)
Pursuant to Mr. Greeves employment agreement, in the event that he was terminated without cause by the Company, 6,000 shares of restricted stock would immediately vest. Value is determined by multiplying the fair market value price of our common stock as of the fiscal year end, $42.39, by the number of shares of restricted stock.

Potential Payments Upon Change in Control and Termination Without Cause

The table below reflects the amounts to be paid to each of the named executive officers in the event of termination of employment following a change of control. The amounts shown assume that such termination was effective as of December 31, 2010 and are estimates of the amounts that would be paid out to the named executive officers upon their termination. The actual amounts to be paid out can only be determined at the time of such officer’s separation.

Name(1)	Credited Compensation (2)($)	Pro Rata Bonus (3)($)	Options Cash-Out (4)($)	Restricted Stock and Stock Units (5)($)	Life Insurance Pmts (6)($)	Medical Insurance (7)($)	Outplacement and Financial Counseling (8)($)	Gross Up Payments (9)($)
Matthew M. O’Connell
President, Chief Executive Officer and Director Change in Control +
Termination without Cause	1,732,500	441,788	1,436,451	1,715,608	1,200	8,924	12,000	—
Death

Joseph F. Greeves
Executive Vice President and Chief Financial Officer Change in Control +
Termination without Cause	471,000	186,830	862,857	965,390	600	18,198	12,000	667,671
Death

William Schuster
Chief Operating Officer Change in Control + Termination without Cause	471,000	186,830	670,353	903,458	600	18,198	12,000	580,280
Death

William L. Warren
Executive Vice President, General Counsel and Corporate Secretary Change in Control + Termination without Cause.	408,000	136,000	481,438	638,140	600	8,903	12,000	436,255
Death

Brian E. O’Toole
Chief Technology Officer Change in Control + Termination without Cause	362,500	112,500	709,529	860,841	600	18,198	12,000	550,636
Death
____________
(1)
All named executive officers are covered under the CIC Plan. Mr. O’Connell is considered a Tier 1 employee. Messrs. Greeves, Schuster, O’Toole and Warren are considered Tier 2 employees. In addition, Messrs. O’Connell, Greeves and Schuster are covered under employment agreements, and Messrs. O’Toole and Warren are covered under offer letters.

(2)
An employee who is covered under the CIC Plan is entitled to payment of an amount equal to the aggregate of his annual base salary as determined immediately prior to the severance date and the most recent target bonus amount (“Credited Compensation”) upon termination other than for cause or good reason within two years following a CIC. A Tier 1 Employee is entitled to Credited Compensation multiplied by 2, and a Tier 2 employee is entitled to Credited Compensation multiplied by 1.

(3)
Upon termination other than for cause or for good reason within two years following a CIC, both Tier 1 and Tier 2 employees are entitled to a pro rata portion, to the date of termination, of the employee’s most recently established target for the annual non-equity incentive compensation. This is calculated by multiplying the target amount by the fraction obtained by dividing the number of full months and any fractional portion of a month during the Company’s fiscal year in which the Company employed the employee through the severance date, by 12. Under their employment agreements, upon death, Messrs. O’Connell, Greeves and Schuster would be entitled to a pro rata portion of the bonuses they would have received based upon the Company’s performance.

(4)
Pursuant to a CIC, each severed employee shall on the severance date become immediately vested in all outstanding equity awards, including any unvested options. Value for options is determined by multiplying the aggregate of the unvested options by closing price at year’s end: $42.39, less the exercise price.

(5)
Pursuant to a CIC, each severed employee shall on the severance date become immediately vested in all outstanding equity awards, including unvested restricted stock. Value for restricted stock or restricted stock units is determined by multiplying the aggregate of the outstanding unvested restricted stock or restricted stock units by closing price at year’s end: $42.39.

(6)
Upon termination other than for cause or for good reason within two years following a CIC, all named executive officers participating in the CIC Plan would receive a lump sum payment equal to the monthly life insurance premium required to be paid by the Company for the month prior to the severance date, multiplied by 24 for a Tier 1 employee, or 12 for a Tier 2 employee. In the event of death during such two-year period, life insurance proceeds would be payable to Messrs. O’Connell, Greeves, Warren and O’Toole in the amount of $1,000,000 each and to Mr. Schuster in the amount of $900,000.

(7)
Upon termination other than for cause or for good reason within two years following a CIC, for a period of 18 months for a Tier 1 employee or 12 months for a Tier 2 employee, the Company shall reimburse him or his eligible dependents or provide direct payment to the insurance carrier for the premium costs necessary to continue their participation in the Company’s medical and dental plans that the employee participated in while employed with the Company, prior to the severance date.

(8)
Upon termination other than for cause or for good reason within two years following a CIC, any named executive officers participating in the CIC Plan would receive a lump sum payment equal to one year of outplacement services and financial counseling.

(9)
The CIC Plan provides that if any participant is subject to the excise tax under Internal Revenue Code Section 4999, they would be entitled to receive an additional payment (“Gross-Up Payment”) such that the net amount retained by the executives from the Gross-Up Payment, after reduction for any federal, state and local income taxes, employment taxes and the excise tax on the Gross-Up Payment (and any interest, penalties or additions to tax payable by the executive with respect thereto), is equal to the excise tax imposed on his or her parachute payments. However, if the parachute value of all payments is 110% or less than the “safe harbor amount” (i.e., approximately 2.99 times the named executive officer’s base amount), then no Gross-Up Payment would be due; instead, the amounts payable under the CIC Plan would be cut back so that the parachute value of all payments equals the “safe harbor amount.” The amounts in this column represent estimated payment of the excise tax that would be imposed by virtue of the named executive officer’s receipt of an “excess parachute payment” within the meaning of Internal Revenue Code Section 280G of the Code, and a tax gross-up amount relating to the payment of such tax.

Tax and Accounting Implications

Deductibility of Executive Compensation

As part of its role, the Compensation Committee reviews and considers the deductibility of executive compensation under Section 162(m) of the Internal Revenue Code, which provides that generally we may not deduct compensation of more than $1,000,000 that is paid to certain individuals. We believe that compensation paid under the management incentive plans is generally fully deductible for federal income tax purposes.

Accounting for Stock-Based Compensation

Pursuant to SEC rules, we account for stock-based payments including our stock option program, long-term stock grant program, restricted stock program and stock award program in accordance with generally accepted accounting principles.

Employment Agreements and Change In Control Agreements

The Company has provided for compensation to several named executive officers in the event of an involuntary separation from employment without cause or a change in control. Please see the tables entitled “Potential Payments Upon Termination without Cause” and “Potential Payments Upon Change in Control and Termination Without Cause” above.

Employment Agreements/Severance Agreements

The Company and Mr. O’Connell entered into an employment agreement effective as of October 27, 2003, amended December 24, 2008, pursuant to which Mr. O’Connell serves as our President and Chief Executive Officer. The employment agreement provides for an annual base salary, an annual target bonus, a Company-paid life insurance policy and eligibility for stock options. The annual bonus is subject to review by our Board on an annual basis, and the award of the annual bonus is based upon the achievement of performance objectives of Mr. O’Connell personally and the Company as a whole. In the event Mr. O’Connell is terminated without “cause,” in exchange for executing a release of claims, he is entitled to receive (i) twelve months of his base salary, payable in bi-weekly installments, (ii) a prorated portion of his annual performance bonus, if any, for the calendar year in which the termination occurs, payable as the bonus would otherwise have been due, and (iii) continuation of all group health and life insurance benefits for twelve months following termination. During and for a period of twelve months following his employment with the Company, Mr. O’Connell is prohibited from directly competing with the Company or soliciting the Company’s customers without the Company’s prior written approval, which may not be unreasonably withheld. “Cause” is defined in Mr. O’Connell’s employment agreement to mean misconduct, including (a) commission of a felony or crime of moral turpitude, (b) participation in a fraud or act of dishonesty against the Company, (c) willful breach or gross negligence of Company policies, (d) intentional damage to the Company’s property, (e) a material breach of his employment agreement, (f) his failure or refusal to follow the reasonable policies or directives of the Company, (g) an act or omission that subjects the Company to public disrespect, scandal or ridicule or (h) his failure to carry out the duties of his position.

The Company and Mr. Greeves entered into an employment agreement effective as of May 28, 2009, pursuant to which Mr. Greeves serves as Executive Vice President and Chief Financial Officer. The employment agreement calls for an annual base salary, an annual target bonus of 50% of Mr. Greeves’ base salary, subject to adjustment, and a Company-paid life insurance policy. In the event Mr. Greeves is terminated without “cause,” in exchange for executing a release of claims, Mr. Greeves is entitled to receive (i) twelve months of his base salary, payable in bi-weekly installments, (ii) a prorated portion of his annual performance bonus, if any, for the calendar year in which the termination occurs, payable as the bonus would otherwise have been due, (iii) continuation of all group health and life insurance benefits for twelve months following termination, (iv) accelerated vesting of any unvested portion of his 401(k) retirement account (to the extent permitted under the 401(k) plan) and (v) accelerated vesting of the 25,000 options and 6,000 restricted shares granted to Mr. Greeves pursuant to his employment agreement. During and for a period of twelve months following his employment with the Company, Mr. Greeves is prohibited from directly competing with the Company or soliciting the Company’s customers without the Company’s prior written approval, which may not be unreasonably withheld. “Cause” has the same definition in Mr. Greeves’ employment agreement as in Mr. O’Connell’s employment agreement.

The Company and Mr. Schuster entered into an employment agreement effective as of December 6, 2004, amended December 24, 2008, pursuant to which Mr. Schuster serves as Chief Operating Officer. The employment agreement calls for an annual base salary, an annual target bonus of 35% of Mr. Schuster’s base salary, subject to adjustment, and a Company-paid life insurance policy. In the event Mr. Schuster is terminated without “cause,” in exchange for executing a release of claims, he is entitled to receive (i) nine months of his base salary, payable in bi-weekly installments, (ii) a prorated portion of his annual performance bonus, if any, for the calendar year in which the termination occurs, payable as the bonus would otherwise have been due, and (iii) continuation of all group health and life insurance benefits for nine months following termination. During and for a period of nine months following his employment with the Company, Mr. Schuster is prohibited from directly competing with the Company or soliciting the Company’s customers without the Company’s prior written approval, which may not be unreasonably withheld. “Cause” has the same definition in Mr. Schuster’s employment agreement as in Mr. O’Connell’s employment agreement.

The Company does not have an employment agreement with either Mr. O’Toole or Mr. Warren. However, under the terms of their offer letters, in the event either Mr. O’Toole or Mr. Warren is terminated without “cause,” each is entitled to receive twelve months and six months, respectively, of base salary, payable in bi-weekly installments.

Change In Control Plan

As discussed in the CD&A, our Board, upon recommendation of the Compensation Committee, approved and adopted the CIC plan for certain key employees of the Company and its subsidiaries. The CIC plan was revised December 24, 2008 and provides for payments and benefits to members of senior management (including the named executive officers) in the event of a change in control (as defined in the CIC Plan) of the Company and a subsequent termination of employment under the circumstances described below. Employees of the Company and its subsidiaries may be selected to participate in the CIC plan by the Board as “Tier I” or “Tier II” participants. The Board designated Matthew M. O’Connell, our President and Chief Executive Officer, to participate in the CIC plan as a Tier I participant and Joseph F. Greeves, our Executive Vice President and Chief Financial Officer, William Schuster, our Chief Operating Officer, Brian E. O’Toole, our Chief Technology Officer and William L. Warren, our Executive Vice President, General Counsel and Corporate Secretary, to participate in the CIC plan as Tier II participants.

Under the terms of the CIC plan, upon a participant’s termination of employment by the Company without “cause” or by a participant for “good reason” within two years following a “change in control” of the Company, the participant will be entitled to receive the following payments and benefits, provided that the participant executes and delivers a release to the Company:

•	an amount equal to (i) two times for Tier I participants or (ii) one times for Tier II participants, the sum of the participant’s annual base salary and target bonus;

•	a pro rata portion of the participant’s target annual cash incentive compensation (determined at one hundred percent of target) for the year in which the termination occurs;

•	a lump sum payment equal to the cost of outplacement services and financial counseling for one year following termination;

•
a lump sum payment equal to (i) twenty-four times for Tier I participants, or (ii) twelve times for Tier II participants, the total monthly premium payment paid by the Company for life insurance benefits for the month prior to termination;

•
for eighteen months following termination of a Tier I participant, or for twelve months following termination for a Tier II participant, reimbursement by the Company (or direct payment to the insurance carrier) of the premium costs necessary for the participant and his or her dependents to continue participating in the Company’s medical and dental plans; and

•	full vesting of all outstanding equity awards held by the participant.

All severance amounts, other than the medical and dental premium payments, are payable in a single lump sum as soon as reasonably practicable following receipt by the Company of an executed release from the participant. In addition, the Company must make a gross-up payment to a participant in the event any payment or benefit made to the participant under the CIC plan will be subject to the excise tax imposed by Section 4999 of the Code. The gross-up payment is generally an amount sufficient to make the participant whole for all taxes (including withholding taxes) and any associated interest and penalties imposed as a result of Section 4999 of the Internal Revenue Code. In consideration of the payments and benefits received pursuant to the CIC plan, each participant is subject to non-competition and non-solicitation covenants following a termination for (i) 24 months in the case of a Tier I participant, or (ii) 12 months in the case of a Tier II participant.

2010 Director Compensation

Below is a table showing the compensation received by our non-employee directors during fiscal 2010:

Name	Fees Earned or Paid in Cash ($)(1)		Stock Awards ($)(2)		Total ($)
James A. Abrahamson	54,500		50,000		104,500
Joseph M. Ahearn	31,000	(3)	50,000		81,000
William L. Ballhaus	9,250		0		9,250
Martin C. Faga	42,250		50,000		92,250
Michael F. Horn, Sr.	66,750		100,000	(4)	166,750
Lawrence A. Hough	41,500		50,000		91,500
Roberta E. Lenczowski	34,000		50,000		84,000
James M. Simon, Jr.	32,250		50,000		82,250
William W. Sprague	33,500		50,000		83,500
____________
(1)
For 2010, each non-employee director received an annual cash retainer of $15,000 for service on our board of directors. Lt. Gen. Abrahamson received an additional retainer fee of $12,500 for his services as Chairman of the Board. Mr. Horn received an additional retainer fee of $22,500 for his services as Chairman of the Audit Committee in 2010. Mr. Sprague received an additional retainer fee of $3,000 for his service as Chairman of the Compensation Committee in 2010. Mr. Simon received an additional retainer fee of $3,000 for his service as Chairman of the Strategy and Risk Committee in 2010. Mr. Hough received an additional retainer fee of $3,000 for his service as Chairman of the Nominating and Governance Committee in 2010. Ms. Lenczowski received an additional retainer fee of $1,500 for her service as Chairman of the Risk Committee, the amount of which was prorated for the third and fourth quarters. For 2010, each non-employee director received an in-person attendance fee of $1,500 and a telephonic attendance fee of $750 for each board meeting attended and an in-person attendance fee of $1,000 and a telephonic attendance of $500 for each Committee meeting attended.

(2)
On January 1, 2010, each non-employee director currently sitting on our Board of Directors received $50,000 of deferred stock units (based on the average of the high and low trading prices on the date of grant), which vest 50% each six months after the date of the grant, to be settled with shares of our common stock six months after such director leaves the Board. As of December 31, 2010, (i) none of our non-employee directors held stock options, (ii) each of Messrs. Abrahamson, Ahearn, Faga, Hough, Simon and Sprague held unvested deferred stock units with respect to 11,721 shares, (iii) Mr. Horn held unvested deferred stock units with respect to 10,596 shares, (iv) Ms. Lenczowski held unvested deferred stock units with respect to 5,963 shares, and (v) Mr. Ballhaus held no deferred stock units.

(3)	Mr. Ahearn designated that GeoEye pay his 2010 fees directly to two designees: $10,750 was paid directly to the Don Bosco Preparatory High School and $20,250 was paid directly to Fordham University.

(4)
In recognition of his extraordinary service as the Chairman of the Audit Committee, on May 6, 2010, the Company awarded Mr. Horn an additional $50,000 worth of DSUs, based on the average of the high and low trading prices of the stock on the grant date.

Equity Compensation Plan Information

The following describes all of the Company’s equity compensation plans in effect as of December 31, 2010.

2010 Omnibus Incentive Plan

On April 28, 2010, the Company’s Board adopted the 2010 Plan, subject to the approval of the Company’s stockholders at the 2010 Annual Meeting. On June 3, 2010, the Company’s stockholders adopted and approved the 2010 Plan. The purpose of the 2010 Plan is to assist the Company and its subsidiaries in attracting and retaining selected individuals who, serving as employees, directors, consultants and/or advisors, are expected to contribute to the Company’s success and to achieve long-term objectives, which will benefit the Company’s stockholders through the additional incentives inherent in the awards granted under the plan. Subject to certain adjustments, a total of 1,450,000 shares of our common stock are authorized for grant under the 2010 Plan, less any shares subject to awards granted under either the 2006 Plan or the 2003 Employee Stock Incentive Plan after March 31, 2010.

The 2010 Plan provides for grants of non-qualified stock options, incentive stock options, stock appreciation rights, restricted stock awards, restricted stock unit awards and performance awards to employees, non-employee directors, consultants and advisors at the discretion of the Compensation Committee, except that only employees may be granted incentive stock options under the 2010 Plan. Under the plan, no participant may, in any calendar year: (i) be awarded options or SARs with respect to more than 200,000 shares of common stock, or (ii) be granted restricted stock awards, restricted stock unit awards, performance awards or other share-based awards that cover or relate to more than 200,000 shares. Shares subject to a cancelled award continue to count against these limits. The maximum dollar value that may be earned by any participant for each 12-month period in any performance period with respect to performance-based awards that are denominated in cash is $2,000,000, and the dollar value of a cancelled award continues to count against this limit.

Restricted stock, restricted stock units and other share-based awards granted to employees, consultants and non-employee directors under the 2010 Plan must have a vesting period of not less than three years from the date of grant (but permitting pro rata vesting over such time) if vesting is based solely on continued service with the Company or a subsidiary or a vesting period of one year from the date of grant if vesting is based on the achievement of performance objectives, subject in both cases to potential accelerated vesting in the event of death, disability or retirement of the participant or a change of control of the Company. No award under the 2010 Plan, and no shares subject to awards that have not been issued or as to which any applicable restriction, performance or deferral period has not lapsed, are transferable other than by will or the laws of descent and distribution. An award may be exercised during the participant’s lifetime only by the participant or the participant’s estate, guardian or legal representative, except that the Committee may provide in an award agreement that a participant may transfer an award to certain permitted transferees or for charitable donations. The 2010 Plan may be amended or terminated by the Compensation Committee, but stockholder approval is required for certain amendments. These include amendments that increase the number of shares of common stock available for awards under the plan, expand the types of awards available under the plan or materially expand the class of persons eligible to participate in the plan. No amendment or termination may materially impair a participant’s rights under an award previously granted under the Plan without the written consent of the participant.

Under the 2010 Plan, unless otherwise provided in the applicable award agreements, in the event the successor company in a change in control (as defined in the 2010 Plan) of the Company assumes or substitutes for share-based awards granted pursuant to the 2010 Plan, the vesting of the assumed or substituted awards will be accelerated, and any restrictions applicable to the award will lapse, if the holder’s employment with the successor company is terminated without cause (as defined in the 2010 Plan) within twenty-four months following the change in control. To the extent the successor company, following a change in control of the Company, does not assume or substitute for share-based awards granted under the 2010 Plan, unless otherwise provided in the applicable award agreements, the vesting of share-based awards will be accelerated, and any restrictions applicable to the awards will lapse, as of immediately prior to the change in control. In addition, award agreements for performance awards granted pursuant to the 2010 Plan may provide that the awards become immediately payable upon a change in control, and the Compensation Committee may, in its discretion, determine that awards outstanding under the 2010 Plan shall terminate and be cashed out in connection with a change in control of the Company.

The 2010 Plan will expire on the 10th anniversary of the date of its approval by stockholders, except with respect to awards then outstanding, and no further awards may be granted thereafter.

2006 Omnibus Stock Incentive Plan

Effective December 31, 2006, the Company adopted the 2006 Plan to reward certain corporate officers and employees, certain consultants and non-employee directors of the Company and its Subsidiaries by providing for certain cash benefits and by enabling them to acquire shares of common stock of the Company. The 2006 Plan limits aggregate grants to 1,700,000 shares of common stock, of which no more than 1,000,000 shares of common stock shall be available for incentive stock options, and no more than 1,500,000 shares of common stock shall be available for stock awards.

The 2006 Plan provides for grants of non-qualified stock options to non-employee directors, subject to the grant price being no less than the fair market value of the stock on the grant date and with a grant term of no more than ten (10) years. The 2006 Plan also provides for grants of common stock and restricted stock to non-employee directors. No non-employee director may be granted, during any fiscal year, options that are exercisable for more than 20,000 shares of common stock or stock awards covering or relating to more than 20,000 shares of common stock.

As of the effective date of the 2006 Plan, (i) any shares of common stock available for future awards under the prior incentive plans and (ii) any shares of common stock represented by awards granted under the prior incentive plans that are forfeited, expire or are canceled without delivery of shares of common stock, or which result in the forfeiture of shares of common stock back to the Company, shall be available for awards under the 2006 Plan, and no new awards shall be granted under the prior incentive plans.

Under the 2006 Plan, in the event of a change in control (as defined in the 2006 Plan) during a participant’s employment (or service as a non-employee director or consultant) with the Company or one of its subsidiaries, (i) each award granted to the participant under the 2006 Plan shall become immediately vested and fully exercisable, and any restrictions applicable to the award shall lapse (regardless of the otherwise applicable vesting or exercise schedules or performance goals provided for under the award agreement) and (ii) if the award is an option or stock appreciation right, such award shall remain exercisable until the expiration of the term of the award or, if the participant should die before the expiration of the term of the award, until the earlier of (a) the expiration of the term of the award or (b) two (2) years following the date of the participant’s death. The foregoing description is subject to limited exceptions and does not apply if the applicable award agreement expressly provides to the contrary.

GeoEye 2008 Employee Stock Purchase Plan

Effective July 1, 2008, the Company adopted the GeoEye 2008 Employee Stock Purchase Plan (“2008 ESPP”) to assist eligible employees in acquiring stock ownership interest in the Company, to help them provide for their future security and to encourage them to remain in the employment of the Company and its subsidiaries. Under the 2008 ESPP, during semiannual offering periods, employees may purchase shares of common stock of the Company, through payroll deductions, at a discounted price of 85% (unless otherwise adjusted by the administrator of the 2008 ESPP in its sole discretion) of the fair market value of a share of our common stock (“Purchase Price”) on the date of purchase. A maximum of 500,000 shares may be issued under the 2008 ESPP.

An eligible employee may be granted rights under the 2008 ESPP, only if such rights do not permit such employee’s rights to purchase Stock of the Company to accrue at a rate that exceeds $25,000 of fair market value of such Stock (determined as of the first day of the Offering Period during which such rights are granted) for each calendar year in which such rights are outstanding at any time. To the extent necessary to comply with the foregoing, the Administrator may suspend a participant’s payroll deduction at any time during an Offering Period. All contributions to the Plan must be made through payroll deductions.

Upon a participant’s ceasing to be an eligible employee, for any reason, he or she shall be deemed to have elected to withdraw from the 2008 ESPP, and the payroll deductions credited to such participant’s account during the offering period shall be paid to such participant or, in the case of his or her death, to the participant’s designated beneficiary, as soon as reasonably practicable, and such participant’s rights for the offering period shall be automatically terminated.

The 2008 ESPP is not subject to any provisions of the Employee Retirement Income Security Act of 1974, as amended. In addition, the 2008 ESPP is not a qualified plan within the meaning of section 401(a) of the Internal Revenue Code of 1986, as amended (“Code”) and is not a qualified employee stock purchase plan within the meaning of Section 423 of the Code. The 2008 ESPP is a discretionary plan. Participation by any employee is purely voluntary.

401(k) Employee Savings Plan

The Company has a tax-qualified 401(k) Employee Savings Plan (“Savings Plan”) for its employees generally, in which the executive officers also participate. Under the Savings Plan, eligible employees are permitted to defer receipt of their compensation up to the maximum amount allowed by law, with the employee’s contribution not to exceed $16,500 for the current year, subject to certain limitations imposed under the Code. The Savings Plan provides that a discretionary match of employee deferrals may be made by the Company in cash. Pursuant to the Savings Plan, the Company has elected to match 100% of the first 4% of an employee’s annual compensation contributed to the Savings Plan, subject to limitations imposed by the Internal Revenue Service. The amounts held under the Savings Plan are invested among various investment funds maintained under the Savings Plan in accordance with the directions of each participant. The Savings Plan also provides for “profit-sharing” contributions that we may make on behalf of all eligible employees. Salary deferral contributions by employees under the Savings Plan are 100% vested. Company contributions vest 33.3% at the completion of the first year of employment, 33.3% after the second year of employment with the remaining 33.3% vesting at the completion of the third year of employment. All company contributions after the completion of the third year of employment are fully vested. Participants or their beneficiaries are entitled to payment of vested benefits upon termination of employment.

PROPOSAL 2 – ADVISORY VOTE ON EXECUTIVE COMPENSATION

In accordance with the recently enacted Dodd-Frank Wall Street Reform and Consumer Protection Act, or the Dodd-Frank Act, we are providing our stockholders with a non-binding advisory vote to approve the compensation paid to our named executive officers as disclosed in this proxy statement in accordance with rules promulgated by the U.S. Securities and Exchange Commission, or SEC Rules.

Our Board is committed to corporate governance best practices and recognizes the substantial interests that stockholders have in executive compensation matters. The Compensation Committee of our Board has designed our executive compensation programs to achieve the following key objectives:

Objective	How our compensation programs reflect this objective
To achieve strong Company performance	•	Aligns executive compensation with the Company’s and the individual’s performance
	•	Makes a substantial portion of total compensation variable with performance
To align executives’ and stockholders’ interests	•	Provides executives with the opportunity to participate in the ownership of the Company
	•	Rewards executives for long-term growth in the value of our stock
	•	Links executive pay to specific, measurable results intended to create value for stockholders
To motivate executives to achieve key performance goals	•	Compensates executives with performance-based awards that depend upon the achievement of established corporate targets
	•	Rewards executives for individual contributions to the Company’s achievement of Company-wide performance measures
To attract and retain a talented executive team	•	Targets total compensation at the 50th percentile range among companies with which we compete for talent and for stockholder investment
	•	Utilizes independent compensation consultants and market survey data to monitor pay relative to peer companies

We encourage stockholders to review the Compensation Discussion and Analysis beginning on page 16 of this proxy statement, which describes our executive compensation philosophy and the design of our executive compensation programs in great detail.  Our Board believes the Company’s executive compensation programs are effective in creating value for our stockholders and moving the Company towards realization of its long-term goals.

We are asking our stockholders to signal their support for the compensation of our named executive officers by casting a vote “FOR” the following resolution:

“RESOLVED, that the Company’s stockholders approve, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in the Proxy Statement for the 2011 Annual Meeting pursuant to the compensation disclosure rules of the U.S. Securities and Exchange Commission, including the Compensation Discussion and Analysis, the Summary Compensation Table and the other related tables and narrative disclosure.”

The vote sought by this proposal is advisory and not binding on the Company, the Board or the Compensation Committee. Although the vote is non-binding and advisory, the Company, the Board and the Compensation Committee value the input of the Company’s stockholders, and the Compensation Committee will consider the outcome of the vote when making future executive compensation determinations.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE
APPROVAL OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS, AS
DISCLOSED IN THIS PROXY STATEMENT PURSUANT TO THE COMPENSATION
DISCLOSURE RULES OF THE U.S. SECURITIES AND EXCHANGE COMMISSION.

PROPOSAL 3 – ADVISORY VOTE ON FREQUENCY OF ADVISORY VOTE ON EXECUTIVE COMPENSATION

In accordance with the Dodd-Frank Act, we are providing our stockholders with a non-binding advisory vote on whether future advisory votes on executive compensation of the nature reflected in Proposal 2 above should occur every one year, two years or three years.

After careful consideration and dialogue with our stockholders, the Board believes that holding an advisory vote on executive compensation annually is the most appropriate alternative for the Company for the following reasons:

•	after discussions with our stockholders, we believe that a majority of our stockholders prefer an annual vote;

•	an annual frequency tends to increase accountability and improve communication between the Board and the Company’s stockholders; and

•	holding advisory votes on executive compensation every two or three years may make it difficult to determine exactly what stockholders are approving or not approving.

You may indicate your preferred voting frequency by choosing the option of one year, two years, three years or abstain from voting when you cast your vote in response to this Proposal 3. Stockholders are not voting to approve or disapprove the Board’s recommendation. The advisory vote on the frequency of future advisory votes on executive compensation is non-binding on the Company and its Board. Although the vote is advisory and non-binding, the Board will carefully consider the outcome of the vote. Notwithstanding the outcome of the vote or the Board’s recommendation, the Board may decide to conduct future advisory votes on executive compensation on a more or less frequent basis. It may also vary its practice based upon factors including discussions with the Company’s stockholders, material changes to the Company’s executive compensation programs and/or any other factors that the Board reasonably deems to be appropriate.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
STOCKHOLDERS VOTE TO CONDUCT ADVISORY VOTES ON
EXECUTIVE COMPENSATION EVERY YEAR.

Interest of Certain Persons in Matters to be Acted On

No director or executive officer of GeoEye who has served in such capacity since January 1, 2010, or any associate of any such director or officer, to the knowledge of the executive officers of GeoEye, has any material interest, direct or indirect, through security holdings or otherwise, in any matter proposed to be acted on at the 2011 Annual Meeting, which is not shared by all other stockholders or as is otherwise described in this Proxy Statement.

Audit Committee Report

As noted above, the Audit Committee is currently composed of four directors, Messrs. Horn, Abrahamson, Ahearn and Ballhaus, each of whom is independent as defined by the NASDAQ Stock Market’s listing standards. Management is responsible for the Company’s internal controls and financial reporting process. The Company’s independent registered public accounting firm is responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with auditing standards generally accepted in the United States of America and to issue a report thereon. The Audit Committee’s responsibility is to monitor and oversee these processes.

In connection with these responsibilities, the Audit Committee met with management and the independent registered public accounting firm to review and discuss the consolidated financial statements filed for each quarter during 2010 and as of and for the year ended December 31, 2010. Management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with generally accepted accounting principles. The Audit Committee also discussed with the Company’s independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 114 (The Auditor’s Communication with Those Charged with Governance). The Audit Committee also received written disclosures from the Company’s independent registered public accounting firm required by the applicable Public Company Accounting Oversight Board rule regarding the independent accountant’s communications with Audit Committees concerning independence, and has discussed with the Company’s independent registered public accounting firm its independence.

Based upon the Audit Committee’s discussions with management and the Company’s independent registered public accounting firm, and the Audit Committee’s review of the representations of management and the reports of the Company’s independent registered public accounting firm, the Audit Committee recommended that the Board include the audited consolidated financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2010, which was filed with the SEC on March 15, 2011. The Audit Committee also recommended the selection of KPMG LLP to serve as the independent registered public accounting firm of the Company for the year ending December 31, 2011. The Audit Committee has reviewed the audit fees paid by the Company to the independent registered public accounting firm. The Company has also reviewed non-audit services and fees to ensure compliance with the Company’s and the Audit Committee’s policies restricting the independent registered public accounting firm from performing services that might impair its independence. The Audit Committee also reviewed the requirements of, and the Company’s compliance with, Section 404 of the Sarbanes-Oxley Act of 2002 including the Public Company Accounting Oversight Board’s Auditing Standard No. 5 regarding the audit of internal controls over financial reporting.

The Audit Committee:

Michael F. Horn, Sr., Chairman
James A. Abrahamson
Joseph M. Ahearn
William L. Ballhaus

Pursuant to the rules of the SEC, the foregoing Audit Committee Report is not deemed “soliciting material,” is not “filed” with the Commission and is not incorporated by reference with the Company’s Annual Report on Form 10-K, whether made before or after the date hereof and irrespective of any general incorporation language in such report.

Independent Public Accountants’ Fees

The following table summarizes the fees for professional services rendered billed through April 12, 2011, to the Company by KPMG LLP relating to services provided for fiscal years 2010 and 2009:

	Fees
KPMG LLP	2010	2009
Audit fees(a)	$1,556,246	$1,314,635
Tax fees(b)	473,733	373,411
Audit Related fees(c)	254,100	112,288
Total	$2,284,079	$1,800,334
____________
(a)
Audit fees principally include those for services related to the annual audit of the financial statements, including the audit of the internal control over financial reporting under Section 404 of the Sarbanes-Oxley Act and reviews of quarterly interim financial statements and SEC registration statements.

(b)	Tax fees principally include those for services related to tax planning and consulting.

(c)
Audit related fees for 2010 include those for services related to due diligence associated with an acquisition. Audit related fees for 2009 primarily include fees paid in connection with the private placement of senior secured notes by the Company in 2009.

Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services of Independent Registered Public Accountants.  The Audit Committee is responsible for appointing, setting compensation and overseeing the work of the independent registered public accountants.  The Audit Committee has established a policy regarding pre-approval of all audit and non-audit services provided by the independent registered public accountants.

Before the independent auditor is engaged by the Company or its subsidiaries to render audit or non-audit services, the Audit Committee shall pre-approve the engagement. Audit Committee pre-approval of audit and non-audit services will not be required if the engagement for the services is entered into pursuant to pre-approval policies and procedures established by the Audit Committee regarding the Company’s engagement of the independent auditor, provided the policies and procedures are detailed as to the particular service, the Audit Committee is informed of each service provided and such policies and procedures do not include delegation of the Audit Committee’s responsibilities under the Exchange Act to the Company’s management. The Audit Committee may delegate to one or more designated members of the Audit Committee the authority to grant pre-approvals, provided such approvals are presented to the Audit Committee at a subsequent meeting. If the Audit Committee elects to establish pre-approval policies and procedures regarding non-audit services, the Audit Committee must be informed of each non-audit service provided by the independent auditor. The independent auditor's provision of non-audit services, which are services other than audit, review and attest services, will not require pre-approval by the Audit Committee, provided that we follow the procedures of, and such services fall within, the exception established by the SEC.

PROPOSAL 4 – APPROVAL OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board, upon recommendation of its Audit Committee, has approved and recommended the appointment of KPMG LLP as an independent registered public accounting firm to conduct an audit of the Company’s financial statements for the year 2011. Although the selection and appointment of an independent registered public accounting firm is not required to be submitted to a vote of stockholders, the Board has decided to ask our stockholders to ratify this appointment. Ratification of the appointment of KPMG LLP will require the affirmative vote of a majority of the shares of common stock voted at the Annual Meeting. If the appointment of KPMG LLP is not ratified, the Audit Committee will reconsider the matter of the appointment of the independent auditors.

Representatives of KPMG LLP will attend the Annual Meeting and will be available to respond to appropriate questions that may be asked by stockholders. Such representatives will also have an opportunity to make a statement at the meeting if they desire to do so.

We are asking our stockholders to ratify the selection of KPMG LLP as our independent auditor.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE
APPOINTMENT OF KPMG LLP AS THE COMPANY’S INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM FOR THE YEAR 2011.

OTHER BUSINESS

Management does not intend to bring any business before the Annual Meeting other than the election of directors, the advisory vote on executive compensation of the named executive officers, the frequency of the advisory vote, and the appointment of KPMG LLP, referred to in the accompanying Notice of the Annual Meeting of Stockholders. No other matter or nomination for director has been timely submitted to the Company in accordance with the provisions of the Company’s Bylaws. If, however, any other matters properly come before the Annual Meeting, it is intended that the persons named in the accompanying proxy will vote pursuant to discretionary authority granted in the proxy in accordance with their best judgment on such matters. The discretionary authority includes matters that the Board does not know are to be presented at the meeting by others.

Additional Information

Stockholder Communications.  The Board has provided for a process for stockholders to send communications to the Board. Any stockholder can send communications to the Board by mail as follows:

Board of Directors of GeoEye, Inc.
c/o Corporate Secretary
GeoEye, Inc.
Dulles Corner Office Center
2325 Dulles Corner Boulevard
Herndon, Virginia 20171

All stockholder communications will be relayed to all Board members. Communications from an officer or director of the Company will not be viewed as stockholder communications for purposes of the procedure. Communications from an employee or agent of the Company will be viewed as stockholder communications for purposes of the procedure only if those communications are made solely in such employee’s or agent’s capacity as a stockholder.

Stockholder Proposals for Inclusion in 2012’s Proxy Statement.  The Company is currently planning to hold its 2012 Annual Meeting of Stockholders on May 31, 2012. Stockholders who, in accordance with SEC Rule 14a-8, wish to present proposals for inclusion in the proxy materials to be distributed in connection with next year’s Annual Meeting proxy statement must submit their proposals so that they are received at the Company’s principal executive office no later than the close of business on December 31, 2011. Proposals should be addressed to William L. Warren, Executive Vice President, General Counsel and Corporate Secretary, GeoEye, Inc., Dulles Corner Office Center, 2325 Dulles Corner Boulevard, Herndon, Virginia 20171.

Compliance with the above will generally result in a proposal that is proper business (or director nomination) being eligible to be brought before the stockholders for voting upon at the Annual Meeting. However, compliance with these requirements does not mean that the Company is required to include the proposal in the proxy solicitation material that the Company prepares and distributes. For a stockholder to require that the Company include a proposal in its proxy statement and proxy card, the stockholder must satisfy the requirements of Rule 14a-8 under the Exchange Act in addition to the requirements in the Company’s Bylaws. Rule 14a-8 addresses when a company must include a stockholder’s proposal in its proxy statement and identify the proposal in its form of proxy when the Company holds an annual or special meeting of stockholders.

Other Stockholder Proposals for Presentation at Next Year’s Annual Meeting.   For any proposal that is not submitted for inclusion in next year’s proxy statement, but is instead sought to be presented directly at the 2012 Annual Meeting, SEC rules permit management to vote proxies in its discretion if we: (i) receive notice of the proposal before the close of business on December 31, 2011, and advise stockholders in the 2012 proxy statement about the nature of the matter and how management intends to vote on such matter; or (ii) do not receive notice of the proposal prior to the close of business on December 31, 2011. Notices of intention to present proposals at the 2012 Annual Meeting should be addressed to William L. Warren, Executive Vice President, General Counsel and Corporate Secretary, GeoEye, Inc., Dulles Corner Office Center, 2325 Dulles Corner Boulevard, Herndon, Virginia 20171.

Delivery of Documents to Security Holders Sharing an Address.  The U.S. Securities and Exchange Commission’s rules permit the Company to deliver a single set of Annual Meeting materials to one address shared by two or more of the Company’s stockholders. The Company has delivered only one Proxy Statement and Annual Report to multiple stockholders who share an address, unless the Company received contrary instructions from the affected stockholders prior to the mailing date. The Company will promptly deliver, upon written or oral request, a separate copy of the Annual Meeting materials, as requested, to any stockholder at the shared address to which a single copy of those documents was delivered. If you prefer to receive separate copies of the Proxy Statement or Annual Report, contact Broadridge Financial Solutions, Inc. at 1-800-542-1061 or in writing at Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York 11717. If you are currently a stockholder sharing an address with another stockholder and wish to receive only one copy of future proxy statements and annual reports for your household, please contact Broadridge at the above phone number or address.

By Authorization of the Board of Directors:

William L. Warren
Executive Vice President, General Counsel &
Corporate Secretary

GeoEye, Inc.

ANNUAL MEETING OF STOCKHOLDERS
June 2, 2011 9:00 a.m. EDT

GeoEye, Inc., Dulles Corner Office Center, 2325 Dulles Corner Boulevard, Herndon, Virginia 20171

ADVANCE REGISTRATION

Attendance at the Annual Meeting is limited to GeoEye stockowners (or a designated representative or proxy) with proof of ownership and members of their immediate family and employees and guests of the Company. To attend as a stockholder or immediate family member, you or your family member must be a stockholder of record as of April 12, 2011, or you must provide a copy of a brokerage statement or other evidence of beneficial ownership showing your ownership of the Company’s common stock on April 12, 2011. Attendees may register at the door on the day of the meeting; however, advance registration for the Annual Meeting will expedite your entry into the meeting.

If you hold your GeoEye shares directly with the Company, and you/or a member of your immediate family plan to attend the Annual Meeting, and wish to register in advance, please check the appropriate box on your proxy card.  Advance registration will expedite your admission to the meeting but is not required for admittance.
If your GeoEye shares are held for you in a brokerage, bank or other institutional account and you wish to register in advance, please direct your request to:

GeoEye, Inc.
Dulles Corner Office Center
2325 Dulles Corner Boulevard
Herndon, Virginia 20171
Attention: Corporate Secretary

Please include the following in your request:

•	Your name and complete mailing address;

•	The name(s) of any immediate family members who will accompany you; and

•	Proof that you own GeoEye shares (e.g., a photocopy of a brokerage or other account statement).

No cameras, video recorders or tape recorders of any type will be permitted in the meeting. We realize that many cellular phones have built-in cameras, and while these phones may be brought into the meeting venue, the camera function may not be used at any time. Inappropriate or disorderly behavior will result in expulsion from the meeting.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0000107085_1 R1.0.0.11699 For Withhold For All All All Except The Board of Directors recommends you vote FOR the following: 1. Election of Directors Nominees 01 James A. Abrahamson 02 Joseph M. Ahearn 03 Martin C. Faga 04 Michael F. Horn, Sr. 05 Lawrence A. Hough 06 Matthew M. O'Connell 07 Roberta E. Lenczowski 08 James M. Simon, Jr. 09 William W. Sprague GEOEYE, INC. 2325 Dulles Corner Blvd Herndon, VA 20171 VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on June 1, 2011, the day before the annual meeting. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on June 1, 2011, the day before the annual meeting. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. The Board of Directors recommends you vote FOR the following proposal: For Against Abstain 2. To approve, by non-binding advisory vote, the compensation of the named executive officers of the Company. The Board of Directors recommends you vote 1 YEAR on the following proposal: 1 year 2 years 3 years Abstain 3 To approve, by non-binding advisory vote, of an annual advisory vote on executive compensation. The Board of Directors recommends you vote FOR the following proposal: For Against Abstain 4 Ratify the appointment of KPMG LLP as the Company's independent registered public accounting firm for 2011. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer. Yes No Please indicate if you plan to attend this meeting 0000107085_2 R1.0.0.11699

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Proxy Statement and Annual Report is/are available at www.proxyvote.com . PROXY THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF GEOEYE, INC. The undersigned hereby appoints Lt. Gen (Ret.) James A. Abrahamson, Chairman of the Board of Directors, and William L. Warren, Executive Vice President, General Counsel and Corporate Secretary, and each of them, with the power to act without the other and with the power of substitution, as proxies and attorneysin- fact and hereby authorizes them to represent and vote, as provided on the other side, all the shares of GeoEye, Inc. common stock which the undersigned is entitled to vote and, in their discretion, to vote upon such other business as may properly come before the Annual Meeting of Stockholders to be held on June 2, 2011 at 9:00 a.m. local time, or any postponements or adjournments thereof, with all powers which the undersigned would possess if present at such meeting. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE BUT THE CARD IS SIGNED, THIS PROXY CARD WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES UNDER PROPOSAL 1, FOR PROPOSAL 2, FOR PROPOSAL 4, AND FOR 1 YEAR FOR PROPOSAL 3 AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE SUCH MEETING. YOUR VOTE IS IMPORTANT, you are urged to complete, sign, date and promptly return the accompanying proxy in the enclosed envelope, which is pre-paid if mailed in the United States. Continued and to be signed on reverse side